                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Reading Entertainment, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                          Reading Entertainment, Inc.

                               ----------------

                   Notice of Annual Meeting of Stockholders
                        To Be Held on DECEMBER 17, 1999

                               ----------------

to the stockholders:

  The Annual Meeting of Stockholders (the "Annual Meeting") of Reading Entertainment, Inc., a Delaware corporation (the "Company"), will be held on December 17, 1999 at 9:00 a.m., prevailing time, at the Four Seasons Hotel, 300 South Doheny Drive, Los Angeles, California 90048, subject to adjournment or postponement, for the following purposes:

    1. To elect six directors to serve until the expiration of their terms and until their successors are duly elected;

    2. To consider and vote upon a proposal for the merger of the Company with its wholly-owned subsidiary, Reading Entertainment, Inc., a Nevada corporation, which shall be the surviving corporation, for the purpose of changing the domicile of the Company from Delaware to Nevada; and

    3. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

  A complete list of stockholders entitled to vote at the Annual Meeting will be available at the offices of Citadel Holding Corporation, 550 South Hope Street, Suite 1825, Los Angeles, California, for examination by any stockholder, during ordinary business hours, for a period of not less than ten days prior to the Annual Meeting.

  The Board of Directors has fixed the close of business on November 4, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

  A copy of the Company's Annual Report for the year ended December 31, 1998 and a quarterly report for the three and nine month periods ending September 30, 1999 are enclosed.

  Whether or not you expect to attend the Annual Meeting in person, please fill in, sign and return the enclosed form of proxy in the envelope provided.

                                          By Order of the Board of Directors,

                                          Robert F. Smerling, President

Dated: November 22, 1999

 PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE TO ENSURE THAT YOUR VOTES ARE COUNTED.

                          Reading Entertainment, Inc.
                             One Penn Square West
                       30 South 15th Street, Suite 1300
                       Philadelphia, Pennsylvania 19102
                                 215-569-3344

                               ----------------

                                Proxy Statement

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished to the stockholders of Reading Entertainment, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting of stockholders (the "Annual Meeting") of the Company to be held on Friday, December 17, 1999, at 9:00 a.m., prevailing time, at the Four Seasons Hotel, 300 South Doheny Drive, Los Angeles, California 90048 and at any adjournment or postponement thereof. A copy of the notice of the meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about November 22, 1999.

  At the Annual Meeting, stockholders will be asked to (i) elect six directors and (ii) consider a proposal to approve an Agreement and Plan of Merger, dated November 19, 1999 (the "Merger Agreement"), between the Company (sometimes referred to herein as "REI-Delaware") and Reading Entertainment, Inc., a Nevada corporation which is a wholly-owned subsidiary of the Company ("REI-Nevada"). The Merger Agreement provides for the merger (the "Merger") of REI-Delaware with and into REI-Nevada, which will be the surviving corporation in the Merger, for the purpose of changing the domicile of the Company from Delaware to Nevada. Copies of the Articles of Incorporation and By-laws of REI-Nevada and of the Merger Agreement are attached hereto as Exhibits A, B and C.

                              VOTING AND PROXIES

  Only stockholders of record at the close of business on November 4, 1999, the record date ("Record Date") for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had outstanding 7,449,364 shares of common stock, par value $.001 per share (the "Common Stock"), each of which is entitled to one vote, and 70,000 shares of Series A Voting Cumulative Convertible Preferred Stock, par value $.001 per share (the "Series A Stock"), and 550,000 shares of Series B Voting Cumulative Convertible Preferred Stock, par value $.001 per share (the "Series B Stock" and, together with the Series A Stock, the "Convertible Preferred Stock"), each of which is entitled to 9.64 votes.

  Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any person giving a proxy has the right to revoke it at any time before it is exercised by (i) filing with the Corporate Secretary of the Company, prior to the commencement of the Annual Meeting, a duly executed instrument dated subsequent to such proxy revoking the same or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person.

  Directors of the Company will be elected by a plurality vote of the outstanding shares of Common Stock and Convertible Preferred Stock present and entitled to vote at the Annual Meeting. Management of the Company has been advised that Craig Corporation and its wholly-owned subsidiary Craig Management, Inc. (collectively "Craig"), which together own of record 5,165,516 shares of Common Stock and 550,000 shares of Series B Stock, will vote all of such shares in favor of the directors named herein. If all such shares are so voted, such directors will be elected.

  Approval of the Merger requires the affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding shares of Common Stock and Convertible Preferred Stock voting together as a single class. Management of the Company has been advised that Craig will vote all of its shares to approve the Merger. If all such shares are so voted, the Merger will be approved.

  The presence, in person or by proxy, of the holders of shares of stock entitling them to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. Abstentions will be counted for purposes of determining the presence of a quorum, as will broker non-votes, provided authority is given to attend the meeting or to vote on any matter to come before the meeting. Because directors are elected by a plurality vote, abstentions and broker non-votes will not be counted either for or against the election of directors when determining whether a particular director has been elected. However, because the Merger requires the affirmative vote of a majority of the outstanding voting power of the Common Stock and Convertible Preferred Stock, abstentions and broker non-votes will have the same effect as a vote against the Merger.

                                Proposal No. 1

                             ELECTION OF DIRECTORS

Beneficial Ownership of Common Stock and Voting Stock

  The following tables set forth certain information regarding the Common Stock and total voting stock (including the Series A Stock and the Series B Stock) of the Company owned on the Record Date by (i) each person or group who is known by the Company to own beneficially more than 5% of any class of the Company's voting securities, (ii) each of the Company's directors, nominees for election and executive officers, and (iii) all directors and officers of the Company as a group. Except as otherwise noted, the indicated beneficial owner has sole voting power and sole investment power with respect to such shares.

                             5% Beneficial Owners

                                                    Convertible Preferred Stock
                                               -------------------------------------
                            Common Stock            Series A           Series B
                         --------------------- ------------------ ------------------
                           Amount                Amount             Amount
                            and                   and                and
                         Nature of     Percent Nature of  Present Nature of  Percent Percent of
  Name and Address of    Beneficial      of    Beneficial   of    Beneficial   of      Voting
   Beneficial Owner      Ownership      Class  Ownership   Class  Ownership   Class   Stock(1)
  -------------------    ----------    ------- ---------- ------- ---------- ------- ----------
Craig Corporation(2)(3)
 550 South Hope Street
 Los Angeles, CA
 90071.................  9,655,312(4)   80.87         0       0    550,000     100     77.96
Citadel Holding
 Corporation(3)
 550 South Hope Street
 Los Angeles, CA
 90071.................  2,241,349(5)    23.1    70,000     100          0       0      5.03

--------
(1) Gives effect to the voting rights of 70,000 shares of Series A Stock, all of which are owned by a subsidiary of Citadel Holding Corporation ("CHC" and together with its subsidiaries, "Citadel"), and 550,000 shares of Series B Stock, all of which are owned by Craig. The holders of the Series A Stock and Series B Stock are entitled to cast 9.64 votes per share, voting together with the holders of the Common Stock and the other series of Convertible Preferred Stock, on any matters presented to stockholders of the Company, except as required by law.
(2) Includes amounts held by Craig Management, Inc., a wholly-owned subsidiary of Craig Corporation.
(3) James J. Cotter is Chairman of the Board of the Company, Craig and Citadel, and the Chief Executive Officer of Citadel. S. Craig Tompkins is Vice Chairman of the Board of the Company, a director and President of Craig, and the Vice Chairman and Secretary/Treasurer of Citadel. James J. Cotter is also a principal stockholder of Craig. Craig and Reading collectively own approximately 47.9% of the outstanding common stock of CHC. Messrs. Cotter and Tompkins disclaim beneficial ownership of the Company's shares held by Craig and Citadel.
(4) Includes 4,489,796 shares of Common Stock which may be acquired through the conversion of the Series B Preferred Stock.
(5) Includes 608,696 shares of Common Stock which may be acquired through the conversion of the Series A Preferred Stock and 1,632,653 shares of Common Stock which may be acquired through the exercise of the Asset Put Option described below. In accordance with the provisions of the Asset Put Option, Citadel may require the Company to purchase up to $30 million of Citadel's assets and pay for such purchase through the issuance of Common Stock, the first $20 million of which is to be determined by valuing the Common Stock at $12.25 per share and the balance, if any, through the issuance of Common Stock valued at fair market value at the time of the exercise of the Asset Put Option. The amount set forth above includes only shares of Common Stock which would be issued to Citadel if the Company were required to purchase $20 million of Citadel's assets pursuant to the exercise of the Asset Put Option.

                       Security Ownership of Management

                                      Amount and
                                      Nature of          Percentage Percentage
                                      Beneficial         of Common  of Voting
Name of Beneficial Owner             Ownership(1)         Stock(1)   Stock(2)
------------------------             ------------        ---------- ----------
James J. Cotter.....................   326,232(3)(4)(5)     4.20       2.37
Scott A. Braly......................         0                 0          0
Gregory R. Brundage.................     7,500(6)              *          *
Edward L. Kane......................    12,750(7)              *          *
Robert M. Loeffler..................         0                 0          0
Kenneth S. McCormick................         0                 0          0
Robert F. Smerling..................    15,625(8)              *          *
S. Craig Tompkins...................    11,400(4)(9)           *          *
Andrzej Matyczynski.................         0(10)             0          0
James A. Wunderle...................     8,500(11)             *          *
All Directors and Officers As a
 Group (14 Persons).................   389,507(12)          4.97       2.82

--------
  Percentages of less than one percent have not been indicated.

  All persons listed in this table have as their address: Reading
Entertainment, Inc., One Penn Square West, 30 South 15th Street, Suite 1300, Philadelphia, Pennsylvania 19102.

(1) Includes outstanding shares of Common Stock and shares issuable within 60 days of the Record Date upon the exercise of outstanding stock options.
(2) Gives effect to the voting rights of 70,000 shares of Series A Stock, all of which are owned by Citadel, and 550,000 shares of Series B Stock, all of which are owned by Craig. The holders of the Series A Stock and Series B Stock are entitled to cast 9.64 votes per share, voting together with the holders of the Common Stock and the other series of Convertible Preferred Stock, on any matters presented to stockholders of the Company, except as required by law.
(3) Does not include amounts held by Craig Corporation, Craig Management, Inc., a wholly-owned subsidiary of Craig Corporation, or Citadel.
(4) James J. Cotter is Chairman of the Board of the Company, Craig and Citadel, and the Chief Executive Officer of Citadel. S. Craig Tompkins is Vice Chairman of the Board of the Company, a director and President of Craig, and the Vice Chairman and Principal Accounting Officer of Citadel. James J. Cotter is also a principal stockholder of Craig. Craig and Reading collectively own approximately 47.9% of the outstanding common stock of CHC. Messrs. Cotter and Tompkins disclaim beneficial ownership of the Company's shares held by Craig and Citadel.

 (5) Includes 6,000 shares held in a profit sharing plan, and 320,232 shares issuable within 60 days of the Record Date upon the exercise of outstanding stock options. Mr. Cotter is also the beneficial owner of 2,385,142 shares of the Common Stock and 2,021,702 shares of the Class A Common Preference Stock of Craig, including 594,940 shares of Craig Common Stock issuable within 60 days of the Record Date upon exercise of outstanding stock options previously issued to Mr. Cotter, and 617,438 shares of Craig Common Stock and 720,838 shares of Craig Class A Common Preference Stock owned by Hecco Ventures, a California general partnership ("Hecco"). Mr. Cotter is the general partner of a limited partnership which is, in turn, a general partner of Hecco and, accordingly, has shared voting and investment power with respect to such securities.
 (6) Includes 7,500 shares issuable within 60 days of the Record Date upon the exercise of outstanding stock options.
 (7) Includes 11,250 shares issuable within 60 days of the Record Date upon the exercise of outstanding stock options and 1,500 shares held in a retirement account.
 (8) Includes 15,625 shares issuable within 60 days of the Record Date upon the exercise of outstanding stock options.
 (9) Includes 10,000 shares issuable within 60 days of the Record Date upon the exercise of outstanding stock options. Excludes 200 shares held in Mr. Tompkins' wife's retirement plan and 500 shares held in a trust for Mr. Tompkins' minor child as to which Mr. Tompkins disclaims beneficial ownership. Mr. Tompkins is also the beneficial owner of 37,000 shares of the Common Preferred Stock of Craig, including 35,000 shares of Common Preferred Stock issuable within 60 days of the Record Date upon the exercise of outstanding options and of 8,000 shares of Citadel Common Stock issuable within 60 days of the Record Date upon the exercise of stock options granted by the Citadel Board of Directors on November 18, 1999.
(10) Andrzej Matyczynski was elected as the Chief Administrative Officer of the Company on November 19, 1999. Mr. Matyczynski is also the Chief Financial Officer of Craig and Citadel and has options to purchase 15,000 shares of Craig Common Stock and 15,000 shares of Citadel Common Stock exercisable within 60 days.
(11) Includes 8,500 shares issuable within 60 days of the Record Date upon the exercise of outstanding stock options.
(12) Includes 380,607 shares issuable within 60 days of the Record Date the exercise of outstanding stock options.

Nominees for Election

  Six directors are to be elected at the Annual Meeting. Each director will serve for a term of one year or until his successor has been elected. Unless otherwise instructed, proxy holders will vote the proxies received by them for the election of the nominees named below, all of whom are currently directors of the Company. If any nominee becomes unavailable for any reason, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors for any reason may be filled by a majority of the directors then in office until the next Annual Meeting of Stockholders.

  The names of the nominees for director, together with certain information regarding them, are as follows:

 Name                          Age Position
 ----                          --- --------
 James J. Cotter(1)...........  61 Chairman of the Board, Chairman of the
                                   Executive Committee of the Board and a
                                   Director
 Robert F. Smerling...........  64 President and a Director
 S. Craig Tompkins(1).........  48 Vice Chairman of the Board and a Director
 Scott A. Braly(1)(2)(4)......  46 Director
 Robert M. Loeffler(2)(3)(4)..  76 Director
 Kenneth S. McCormick(3)(4)...  48 Director

--------
(1) Member of the Executive Committee. The Executive Committee is appointed annually by the Board of Directors and exercises the authority of the Board of Directors in the management of the business and affairs of the Company between meetings of the Board of Directors. The Executive Committee is also responsible for recommending to the Board of Directors nominees to be elected to the Board of Directors by the stockholders or by the Board of Directors in the case of vacancies which occur between meetings of the stockholders. The Executive Committee held no meetings during 1998.
(2) Member of the Audit and Finance Committee. The Audit and Finance Committee is appointed annually by the Board of Directors to recommend the selection of independent auditors, review the scope and results of the annual audit, review financial results and status, review and assess the adequacy of the Company's accounting practices, financial controls and reporting systems and assess the financial planning functions of the Company. The Audit and Finance Committee held one meeting in 1998.
(3) Member of the Compensation Committee. The Compensation Committee is appointed annually by the Board of Directors to recommend to the Board of Directors remuneration for senior management and officers of the Company, the adoption of compensation plans and the granting of options under the Company's stock option plan. The Compensation Committee held one meeting during 1998.
(4) Member of the Conflicts Committee. The Conflicts Committee is appointed annually by the Board of Directors to evaluate and make recommendations to the Board of Directors concerning matters in which the Board of Directors or management may have a conflict of interest. The Conflicts Committee held seven meetings in 1998.

  During 1998, the Company's Board of Directors held 8 meetings. No director attended fewer than 80% of the total number of meetings of the Board of Directors and of the committees of the Board of Directors on which such director served, during the term of such individual's services as a director.

  Mr. Cotter has been Chairman of the Board of Directors since December 1991, Chairman of the Company's Executive Committee since March 1993 and a director since September 1990. Mr. Cotter has been Chairman of the Board of Craig since 1988 and a director since 1985. Mr. Cotter has been Chairman of the Board and a director of Citadel since 1991 and the Chief Executive Officer of Citadel since August 1999. Mr. Cotter is Chairman of the Board and a director of Citadel Agricultural, Inc. ("CAI"), a wholly-owned subsidiary of Citadel's, a member of the Management Committee of each of the three agricultural partnerships which constitute the principal assets of CAI (the "Agricultural Partnerships") and Chairman of the Board and a member of the Management Committee of Big 4 Farming LLC ("Farming"), a farm management company, 80% owned by Citadel and formed to manage the properties owned by the Agricultural Partnerships. Also, Mr. Cotter has served since December 1997 as the Managing Director of Visalia LLC ("Visalia"), which holds a 20% interest in each of the Agricultural Partnerships and a 20% interest in Farming. Mr. Cotter has been a director and Chief Executive Officer of Townhouse Cinemas Corporation (motion picture exhibition) since 1987 and has been the Executive Vice President and a director of the Decurion Corporation (real estate and motion picture exhibition) and of Pacific Theaters, Inc. (motion picture exhibition), a wholly-owned subsidiary of Decurion, since 1969. Mr. Cotter is the general partner of a limited partnership which is, in turn, the general partner of Hecco Ventures, a California general partnership engaged in the business of investing in securities, and the holdings of which include shares representing approximately 17.5% of the voting power of Craig. Mr. Cotter was a director of Stater Bros. Holdings Inc. and its predecessors from 1987 until September 1997.

  Mr. Tompkins has been Vice Chairman since January 1997. Mr. Tompkins has been a director of the Company since March 1994 and was President of the Company from March 1994 through December 1996. Mr. Tompkins is also President and a director of Craig and has served in such positions since March 1, 1994. Prior thereto, Mr. Tompkins was a partner in the law firm of Gibson, Dunn & Crutcher. Mr. Tompkins has been a director of Citadel since May 1994 and a director of G&L Realty Corp., a New York Stock Exchange listed REIT (Real Estate Investment Trust), since December 1994 and currently serves as Chairman of the Audit Committee and Chairman of the Strategic Planning Committee of that company. Since July 1994, Mr. Tompkins has been the Vice Chairman of Citadel, and currently serves as that company's Secretary/Treasurer. From August 1994 until November 18, 1999 Mr. Tompkins served as the Principal Accounting Officer for Citadel. Mr. Tompkins is also President and a director of CAI, a member of the Management Committee of each of the Agricultural Partnerships and of Farming, and serves, for administrative convenience, as an Assistant Secretary of Visalia and Big 4 Ranch, Inc., ("BRI") a partner with CAI and Visalia in each of the Agricultural Partnerships.

  Mr. Smerling has been a director since September 1997, and President of the Company since January 1997. Mr. Smerling has served as President of the Company's various domestic and Puerto Rican exhibition subsidiaries since 1994. Mr. Smerling served as President of Loews Theater Management Corporation, a subsidiary of Sony Corporation, from May 1990 until November 1993. Mr. Smerling also serves as President and Chief Executive Officer of City Cinemas Corporation ("City Cinemas"), a motion picture exhibitor located in New York City. City Cinemas is an affiliate of James J. Cotter and has entered into an Executive Sharing Agreement with the Company with respect to the services of Mr. Smerling.

  Mr. Braly has been a director of the Company since July 1999 and is Chairman of the Conflicts Committee. Mr. Braly has served as President and Chief Executive Officer of Hawthorne Savings FSB for more than the past five years.

  Mr. Loeffler has been a director of the Company since July 1999 and is Chairman of the Audit Committee. Mr. Loeffler has been a director of PaineWebber Group, Inc. since 1978. Mr. Loeffler is a retired attorney and was Of Counsel to the California law firm of Wyman Bautzer Kuchel & Silbert from 1987 to March 1991. He was Chairman of the Board, President and Chief Executive Officer of Northview Corporation from January to December 1987 and a partner in the law firm of Jones, Day, Reavis & Pogue until December 1986. Mr. Loeffler is also a director of Advanced Machine Vision Corp.

  Mr. McCormick has been a director of the Company since July 1999. Mr. McCormick has been a Senior Executive Vice President of Metro-Goldwyn-Meyer, Inc., responsible for strategic development since 1998. Prior to that Mr. McCormick was a managing director of J.P. Morgan & Co. for more than the prior five years.

Director Compensation

  Directors who are not employees of the Company receive an annual retainer of $24,000, except for the Chairmen of the Audit and Finance Committee, the Conflicts Committee, and the Compensation Committee, each of whom receives an annual retainer of $26,000. The Chairman of the Board receives an annual retainer of $150,000. No separate fees were paid in 1998 for meetings of the Board or committee meetings. With respect to the period August 1, 1999 through July 31, 2000, the directors fees for Messrs. Braly, Loeffler and McCormick were increased to $52,000 to reflect the extra time which will be required for these new directors to become acquainted with the Company and in connection with the performance of their responsibilities as members of the Conflicts Committee.

Vote Required; Recommendation of Board

  The six nominees receiving the highest number of votes will be elected to the Board of Directors. The Company has been advised by Craig that it intends to vote its shares to elect each of the nominees listed above. If such shares are so voted, each of the nominees listed above will be elected.

                 THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES.

                                Proposal No. 2

                 PROPOSAL TO CHANGE THE STATE OF INCORPORATION
                            FROM DELAWARE TO NEVADA

  The following discussion summarizes certain aspects of the proposal to approve the Merger and Merger Agreement to change the state of incorporation of the Company from Delaware to Nevada.

Principal Reasons for Reincorporation in Nevada

  The Board of Directors of the Company believes that the best interests of the Company and its stockholders will be served by changing the Company's state of incorporation from Delaware to Nevada. The principal reason for the reincorporation is to save money. The annual taxes and fees charged by the State of Nevada are significantly less than those charged by the State of Delaware. For the fiscal year ending December 31, 1999, the Company anticipates it will be required to pay $150,000 to the State of Delaware. If the Company reincorporates in Nevada, its annual fees will be less than $100 per year.

  As a secondary factor, reincorporation in Nevada may also reduce the likelihood of strike lawsuits against the Company and its directors. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Nevada law provides greater protection to directors than Delaware law.

  The Delaware General Corporation Law (the "Delaware Law") provides that every person becoming a director of a Delaware corporation consents to the personal jurisdiction of the Delaware court. Accordingly, a director can be personally sued in Delaware, even though such director has no other contacts with the state. The Nevada Revised Statutes, as amended (the "Nevada Statutes"), have no similar consent provision and, accordingly, a plaintiff must show the minimum contacts required generally for a state to have jurisdiction over a non-resident director. Also, the Nevada Statutes allow the Company and its officers and directors (if personally sued) to petition the court to order a plaintiff to post a bond to cover their costs of defense. The motion can be based upon lack of reasonable possibility that the complaint will benefit the corporation or a lack of participation by an individual defendant in the conduct alleged.

  Operating the Company as a Nevada corporation will not interfere with, or differ substantially from, the present corporate activities of the Company. As a Nevada corporation, REI-Nevada will be governed by the Nevada Statutes, whereas the Company is presently governed by the Delaware Law. The Board of Directors believes that the Nevada Statutes constitute a comprehensive, flexible legal structure under which to operate. However, because of differences in the laws of these states, the rights of the Company's stockholders will change in several material respects as a result of the Merger. These matters are discussed in greater detail immediately below.

Certain Changes in the Rights of Stockholders Resulting from the Merger and the Effects Thereof

  Although it is impracticable to describe all of the differences between the corporation laws of Delaware, the state in which the Company is incorporated, and the laws of the State of Nevada, the state in which REI-Nevada is incorporated, the following is a summary of certain significant differences between the rights which stockholders have as holders of shares of the Company's Common Stock, and those which they would have as holders of shares of REI-Nevada common stock.

 Stockholder Vote for Certain Matters

  Both the Delaware Law and the Nevada Statutes require an affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding stock to approve a merger (other than certain parent-subsidiary mergers) or a sale, lease or exchange of "all" of the Company's assets. While the Delaware Law also requires a similar affirmative vote of stockholders to approve the sale, lease or exchange of "substantially all" of the company's assets, the Nevada Statutes have no such requirement, unless otherwise provided in the company's certificate or articles of incorporation. The Delaware Certificate of Incorporation (the "Delaware Certificate") is silent on this issue, except for certain protections to the holders of the Convertible Preferred Stock. The Nevada Articles of Incorporation (the "Nevada Articles") specifically provide for stockholder vote in the case of a sale, lease or exchange of all or substantially all of the assets of REI-Nevada, as well as including substantially similar protections to the holders of the Convertible Preferred Stock. Accordingly, both the Delaware Certificate and Nevada Articles, by operation of law or by express provision, provide for a majority stockholder vote to approve such merger transactions, or the sale, lease or exchange of all or substantially all of a company's assets. The Delaware Law and the Nevada Statutes both permit a subsidiary corporation to merge into its parent corporation without approval of stockholders of either corporation, when the parent owns at least 90% of the subsidiary.

 Removal of Directors

  Under both the Delaware Law and the Nevada Statutes, any director or the entire board of directors may be removed, with or without cause, upon the vote of the shares entitled to vote in the election of directors. Under Delaware Law, a majority vote is required to remove a director. Under the Nevada Statutes, a director may be removed only by the vote of stockholders casting not less than two-thirds of the votes entitled to be cast with respect to all of the outstanding shares entitled to vote.

 Cumulative Voting

  Under both the Delaware Law and the Nevada Statutes, cumulative voting is not available unless provided for in the certificate or articles of incorporation. Neither the Delaware Certificate nor the Nevada Articles provides for cumulative voting.

 Dividends

  Under the Delaware Law, a Delaware corporation, subject to any restrictions contained in its certificate of incorporation, may pay dividends upon the shares of its capital stock either (i) out of its surplus or (ii) if there is no such surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year subject to certain conditions. Under the Nevada Statutes, a Nevada corporation may make a distribution to its stockholders, but no distribution may be made if, after giving it effect (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as otherwise specifically allowed by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

 Special Meetings of Stockholders

  Under the Delaware Law, special meetings of the stockholders may be called by the board of directors or by such other person or persons as may be authorized by the certificate of incorporation or by the bylaws. There is no comparable provision in the Nevada Statutes. The bylaws of the Company provide that special meetings may by called by the Chairman or Vice Chairman of the Board, if any, the Chief Executive Officer, the President, or any three or more directors, or on written request (stating the time, place, and purpose or purposes) of stockholders who together own or record shares of stock entitling them to cast a majority of the votes entitled to be cast by the holders of the outstanding stock of all classes entitled to vote at such meeting. The bylaws of REI-Nevada are identical to those of the Company on this point.

 Stockholder Action by Written Consent

  The Delaware Law and the Nevada Statutes both provide that any action required to be taken at a meeting of stockholders may be taken without a meeting, if the stockholders consent in writing to the action proposed to be taken. In both states, such a consent must be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

 Inspection of Books and Records

  Under the Delaware Law, any stockholder may, for a proper business purpose, inspect the stockholders list and other books and records. Under the Nevada Statutes, a stockholder must have owned his shares for at least six months or represent at least 5% of the outstanding shares in order to be entitled to inspect the stockholders list. A stockholder must represent at least 15% of such shares to inspect the financial books of the corporation. Also, such stockholder must, if requested, provide an affidavit that the inspection is not for a purpose unrelated to such stockholder's interest in the corporation as a stockholder.

 Indemnification

  The Delaware Law and the Nevada Statutes each specify certain circumstances when a corporation must, and other circumstances when it may, indemnify its officers, directors, employees and agents against legal expenses and liabilities. Both states' provisions are generally the same. Both the Delaware Law and the Nevada Statutes require, unless ordered by a court, a finding to be made, that the officer, director, employee or agent has met the required standard of conduct, by (i) majority vote of the board of directors for which the quorum does not consist of parties to the proceeding; or (ii) by independent legal counsel in a written opinion; or (iii) by stockholder approval. In addition, the Delaware Law permits such finding to be made by a committee of board consisting of at least one director not party to the proceedings. The Nevada Statutes have no similar procedure. Neither the provisions of the Nevada Statutes nor the Delaware Law are exclusive, and both permit indemnification as provided under any bylaw, agreement, vote of stockholders or of disinterested directors, or otherwise.

 Directors' Liability

  The Delaware Law permits a corporation, with the approval of its stockholders, to eliminate the personal liability of its directors, except for liability arising in connection with (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) the payment of unlawful dividends and approval of certain other actions prohibited by law, or (iv) a transaction from which a director derived an improper personal benefit. The Nevada Statutes permit a corporation to eliminate or limit the personal liability of its directors (and officers), except for liability arising in connection with
(i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of distributions in violation of the Nevada Statutes. In both the Delaware Certificate and the Nevada Articles, the applicable provisions of the respective statutes are restated.

 Amendment and Repeal of Bylaws

  The Delaware Law provides that the power to adopt, amend or repeal bylaws shall be in the stockholders unless specifically granted to the directors in the corporation's certificate of incorporation, in which case the power is shared. Such a provision in the certificate of incorporation does not limit the stockholders' power to adopt, amend or repeal bylaws. There is no similar provision in the Nevada Statutes that expressly requires a grant of power to the directors in the articles in order to adopt bylaws for a corporation. Rather, the Nevada Statutes provide that the board of directors of a corporation may make the bylaws, but that such bylaws are subject to those adopted by the stockholders, if any. Further, although not part of the Nevada Statutes, an opinion of the Nevada Attorney General also provides that directors may adopt bylaws for a corporation in the event the stockholders do not; however, stockholders retain the right to adopt bylaws superseding those adopted by directors. The Delaware Certificate granted to the Board of Directors the power to adopt, amend, or repeal the bylaws of the Company except as and to the extent provided in the bylaws. The bylaws of the Company provide that the stockholders may adopt, amend or repeal the bylaws, or any bylaw, by a majority vote, however, this power is shared with the Board of Directors. Similarly, the Nevada Articles also authorize the Board of Directors to adopt, amend and repeal the bylaws, subject to the right of the stockholders to adopt superceding bylaws.

 Stock Repurchases

  The Delaware Law provides that a corporation may acquire its own shares. No purchase of shares may be made when such a purchase would cause any impairment of the capital of the corporation. Under the Nevada Statutes a corporation may also acquire its own shares. However, no such purchase can be made if, after giving effect to the purchase (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy preferential rights (if any) of stockholders upon dissolution.

 Loans to Employees and Directors

  The Delaware Law permits loans or guarantees to any officer or other employee, including any officer or employee who is a director, whenever, in the judgement of the directors, such a loan or guarantee may reasonably be expected to benefit the corporation. The Nevada Statutes do not contain specific restrictions on loans or guarantees to or for the benefit of any employee. However, the Nevada Statutes do require that any contract or transaction between the corporation and an officer or director either: (i) must be approved by a majority vote of the disinterested directors, or a majority vote of outstanding shares (including shares owned by the interested director or officer) and in either instance the officer's or director's interest in the transaction is known; or (ii) must be fair to the corporation.

 Appraisal Rights

  Under the Delaware Law and the Nevada Statutes, stockholders, in certain circumstances, have the right to dissent from certain corporate reorganizations and mergers, provided certain statutory procedures are followed. A stockholder exercising his right to dissent may demand payment in cash for his shares equal to their fair value, excluding any appreciation or depreciation in anticipation of the transaction (although such appreciation or depreciation may be included in determining fair value if its exclusion would be unfair). Fair value is determined by an appropriate court upon the petition of the stockholder.

  The Delaware Law provides that stockholders who neither voted in favor of a merger or consolidation nor consented thereto in writing shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares. Appraisal rights are available for the shares of any class or shares of stock of a constituent corporation in a merger or consolidation unless the shares of such corporation are listed on a national securities exchange or the Nasdaq National Market and the shares are converted in the merger only into one or a combination of (i) shares of the surviving or resulting corporation,
(ii) shares listed on a national securities exchange or the Nasdaq National Market or held of record by more than 2,000 stockholders, and/or (iii) cash in lieu of fractional shares.

  In addition, the Delaware Law provides that any corporation may provide in its certificate of incorporation that appraisal rights will be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. No special appraisal rights are provided for in the Delaware Certificate.

  The Nevada Statutes provide that a stockholder is entitled to dissent from and obtain payment of the fair market value of his shares in the event of the following corporate actions: (a) consummation of a plan of merger to which the domestic corporation is a party (i) if approval by the stockholders is required for the merger and he is entitled to vote on the merger, or (ii) in certain circumstances, if the domestic corporation is a subsidiary and is merged with its parent; (b) consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan; or (c) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provide that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. No appraisal rights are available if the shares of such corporation are listed on a national securities exchange or the Nasdaq National Market.

 Tender Offers and Takeover Bids

  The Delaware Law does not specifically regulate the acquisition of control of a corporation. The Nevada Statutes contain provisions that apply (unless the articles of incorporation or bylaws in effect on the 10th day following the acquisition of a controlling interest provide otherwise) to any acquisition of a controlling interest in an issuing corporation. An "issuing corporation" is defined as a corporation which (i) is organized in Nevada,
(ii) and has 200 or more stockholders, at least 100 of whom are stockholders of record and residents of Nevada, and (iii) does business in Nevada. The articles of incorporation or bylaws may impose stricter requirements on the acquisitions of a controlling interest in the corporation. Based on current operations, these provisions under the Nevada Statutes would not apply to REI-Nevada. Furthermore, the Nevada Articles include a specific election not to be governed by the Nevada Statutes pertaining to acquisitions of controlling interest or combinations with interested stockholders. The Nevada Statutes do not restrict the directors of an issuing corporation from taking action to protect the interests of the corporation and its stockholders, including, but not limited to, adopting or executing plans, arrangements or instruments that deny rights, privileges, power or authority to a holder of a specified number or percentage of shares or voting power. Under the Nevada Statutes, therefore, the directors of REI-Nevada may have more flexibility in taking actions in response to takeover bids designed to inhibit such bids. However, no specific provisions relating to takeovers or designed to prevent takeovers or reduce stockholder democracy have been included in the Nevada Articles and bylaws other than (i) the above referenced election and (ii) the limitation on the ownership of the securities of REI-Nevada included to protect the Company's net operating loss carryforwards and which are also included in the Delaware Certificate.

 Size and Classification of the Board of Directors

  The Delaware Law provides that the board of directors shall consist of one or more members. The number of directors shall be fixed by, or in the manner provided in the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation. The Delaware Certificate contains no such provision, and the bylaws of REI-Delaware provide for a board of six directors, which number may be increased or decreased by the board. The Delaware Certificate does not provide for a classified board.

  The Nevada Statutes provide that a corporation must have at least one director, and may provide in its articles of incorporation or its bylaws for a fixed number of directors or a variable number of directors within a fixed maximum and minimum, and for the manner in which the number of directors may be increased or decreased. The Nevada Articles and the bylaws of REI-Nevada provide for a board of six directors, which number may be increased or decreased by the board, provided that the number of directors may not exceed
15. The Nevada Articles and the bylaws of REI-Nevada do not provide for a classified board.

 Duties of Directors

  The Nevada Statutes expressly allow directors and officers of the corporation to consider a variety of non-stockholder interests in discharging their duties to the corporation. The non-stockholder interest include the interests of the corporation's employees, suppliers, creditors and customers, the economy of the state and nation, the interest of the community and of society, and the long-term as well as short-term interests of the corporation and its stockholders. There is no corresponding provision in the Delaware Law. However, Delaware courts, in certain instances, have indicated that directors may consider various constituencies provided there exists some rationally related benefit to the stockholders.

 Business Combinations Involving Interested Stockholders

  Section 203 of the Delaware Law restricts certain business combinations between a Delaware corporation and an "interested stockholder" (in general, a stockholder owning 15% or more of the outstanding voting stock of such corporation) or such stockholder's affiliates or associates for a period of three years following the date on which the stockholder becomes an "interested stockholder." The restrictions do not apply if (i) prior to an interested stockholder becoming such, the corporation's board of directors approves either the business combination or the transaction by which such person became an interested stockholder, (ii) upon consummation of the transaction, the interested stockholder owns at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares owned by certain employee stock plans and persons who are both directors and officers of such corporation), or (iii) at or subsequent to the time an interested stockholder becomes such, the business combination is both approved by the corporation's board of directors and authorized by the affirmative vote of at least two-thirds of the outstanding voting stock of the corporation not owned by the interested stockholder.

  Similar to Section 203 of the Delaware Law, Sections 78.4111 to 78.444 of the Nevada Statute restrict the ability of a resident domestic corporation to engage in any combination with an interested stockholder for three years after the interested stockholder's date of acquiring the shares that cause such stockholder to become an interested stockholder unless the combination or the purchase of shares by the interested stockholder on the interested stockholder's date of acquiring the shares that cause such stockholder to become an interested stockholder is approved by the board of directors of the resident domestic corporation before that date. If the combination was not previously approved, the interested stockholder may affect a combination after the three-year period only if such stockholder receives approval from a majority of the disinterested shares or the offer meets certain fair price criteria. For purposes of the foregoing provisions, "resident domestic corporation" means a Nevada corporation that has 200 or more stockholders and "interested stockholder" means any person, other than the resident domestic corporation or its subsidiaries, who is (a) the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding shares of the resident domestic corporation or (b) an affiliate or associate of the resident domestic corporation and at any time within three years immediately before the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding shares of the resident domestic corporation. The above provisions do not apply to any combination involving a resident domestic corporation (i) whose original articles of incorporation expressly elect not to be governed by Sections 78.411 to 78.444 of the Nevada Statutes, (ii) which does not, as of the date of acquiring shares, have a class of voting shares registered with the Securities and Exchange Commission ("SEC") under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), unless the corporation's articles of incorporation provide otherwise, (iii) whose articles of incorporation were amended to provide that the corporation is subject to the above provisions and which did not have a class of voting shares registered with the SEC under
Section 12 of the Exchange Act on the effective date of such amendment, if the combination is with an interested stockholder whose date of acquiring shares is before the effective date of such amendment or (iv) that amends its articles of incorporation, approved by a majority of the disinterested shares, to expressly elect not to be governed by Sections 78.411 to 78.444 of the Nevada Statutes. Such an amendment, however, would not become effective until 18 months after its passage and would apply only to stock acquisitions occurring after the effective date of the amendment. The Nevada Articles expressly elect not to be governed by sections 78.411 to 78.444 of the Nevada Statutes.

 Preemptive Rights

  Under both the Delaware Law and the Nevada Statutes, absent an express provision in a corporation's certificate or articles of incorporation, a stockholder does not, by operation of law, possess preemptive rights to subscribe to an additional issue of stock. Neither the Delaware Certificate nor the Nevada Articles provide for preemptive rights.

 Amendment of Certificate or Articles of Incorporation

  Under both the Delaware Law and the Nevada Statutes, a corporation may amend its certificate or articles of incorporation if the corporation's board of directors adopts a resolution presenting the proposed amendment and the amendment is approved by stockholders. An amendment generally requires approval by the affirmative vote of a majority of the votes entitled to be cast. In addition, a majority of the shares of each class entitled to vote as a class must approve the amendment. When the substantial rights of a class of shares will be affected by an amendment, the holders of those shares are entitled to vote as a class even if the shares are non-voting shares. When only one or more series in a class of shares, and not the entire class, will be adversely affected by an amendment, only the affected series may vote as a class. Under the Delaware Law, the right to vote as a class may be limited in certain circumstances. Any provision in the certificate of incorporation that requires a greater vote than required by law cannot be amended or repealed except by such greater vote. The Delaware Law provides that, in its resolution proposing an amendment, the board of directors may insert a provision allowing the board of directors to abandon the amendment, without concurrence by stockholders, after the amendment has received stockholder approval but before its filing with the Secretary of State. The Nevada Articles include a similar provision.

 Transfer

  The Delaware Certificate provides restrictions on the transfer of any securities of REI-Delaware which are considered "stock" for purposes of
Section 382 (the Common Stock and such other securities being hereinafter referred to as "Restricted Stock"). Such restrictions continue until January 1, 2003 (or, in certain cases, an earlier date). The restrictions are intended to reduce the risk of occurrence of an "ownership change" within the meaning of Section 382(g) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder that would result in the limitation or elimination of the Company's utilization of federal income tax net operating loss carryforwards ("NOL's"). In general, the restrictions provide that any attempted sale, transfer, assignment or other disposition of any shares of Restricted Stock (a "Transfer") to any person or group who, prior to such Transfer, owns (within the meaning of the Code and such regulations) shares of Restricted Stock having a fair market value equal to or greater than 4.75% of the fair market value of all outstanding shares of Restricted Stock shall be void ab initio, unless the Board of Directors shall have given its prior written approval to such Transfer.

  In addition, as a mechanism for enforcing the transfer restrictions, the Delaware Certificate provides that any transfer of shares of Restricted Stock or rights to acquire shares of Restricted Stock ("Rights") in violation of the transfer restrictions is automatically null and void as to that number of shares or rights, or both, which would cause the acquiror thereof (the "Purported Owner") to exceed the 4.75% limitation (the shares or rights which would cause the Purported Owner to exceed such limitation are herein referred to as the "Excess Shares"). The Purported Owner will not obtain any rights in and to the Excess Shares. Until the Excess Shares are transferred to a person whose acquisition thereof will not violate the 4.75% limitation (a "Permitted Transferee"), (i) the Excess Shares will be voted by such person as shall be appointed by REI-Delaware's Board of Directors, which person will be deemed to have been granted a proxy to vote the Excess Shares, (ii) the purported transferor of the Excess Shares to the Purported Owner (the "Purported Owner's Transferor") will be deemed to have retained the Excess Shares and will hold and be entitled to exercise all other rights incident to ownership of the Excess Shares, and (iii) if the Excess Shares are Rights, they may not be converted, exchanged, or exercised until transferred to, and converted, exchanged, or exercised in accordance with their terms by, the Permitted Transferee. All Excess Shares will continue to be issued and outstanding.

  The purported transfer of the Excess Shares to the Purported Owner will not be recognized by REI-Delaware. Instead, if necessary, the Purported Owner will be instructed to deliver the Excess Shares to, or otherwise place the Excess Shares under the control of, a trustee (the "Share Trustee") who will proceed forthwith to sell the Excess Shares to a Permitted Transferee in the market or otherwise. In such circumstances, REI-Delaware's transfer agent will be given appropriate instructions to record the Purported Owner's Transferor as the record owner of the Excess Shares and REI-Delaware's Board of Directors may institute procedures to enjoin or rescind any such transfer or acquisition. Once the Excess Shares are acquired by a Permitted Transferee, the Permitted Transferee will have and will be entitled to exercise all rights incident to the ownership of the Excess Shares.

  The proceeds of the sale to the Permitted Transferee will be distributed first to the Share Trustee in an amount equal to the costs, if any, incurred in respect of its administration of the Excess Shares; second, to the Purported Owner, if known, in an amount up to the amount paid by the Purported Owner, if determinable, for the Excess Shares; and third, to the Purported Owner's Transferor, if known, and if not known, to REI-Delaware to hold on behalf of the Purported Owner's Transferor or any other person as their interests may appear.

REI-Delaware is authorized by the terms of the Delaware Certificate to make application to any court of equitable jurisdiction within the State of Delaware for an adjudication of the respective rights and interests in and to such proceeds and for leave to pay the proceeds into such court.

  The Nevada Articles contain provisions substantially identical to the foregoing provisions of the Delaware Certificate.

Merger--Effective Date

  The Merger has been approved by the Company's Board of Directors, which unanimously recommends a vote in favor of such proposal. If approved by the stockholders, it is anticipated that the Merger will become effective as soon as practicable (the "Effective Date") when the Certificate/Articles of Merger are filed with the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended (except that the principal terms may not be amended without stockholder approval) either before or after stockholder approval has been obtained and prior to the Effective Date, if, in the opinion of the Board of Directors of either the Company or REI-Nevada, circumstances arise which make it inadvisable to proceed.

Capitalization of REI-Nevada; Stock Certificates

  REI-Nevada will have authority to issue 25,000,000 shares of its Common Stock, par value $0.001 per share ("REI-Nevada Common Stock"), and 10,000,000 shares of its preferred stock, par value $0.001 per share ("REI-Nevada Preferred Stock"). REI-Nevada has designated 70,000 shares of REI-Nevada Preferred Stock as Series A Voting Cumulative Convertible Preferred Stock (the "REI-Nevada Series A Stock"), and 550,000 shares of REI-Nevada Preferred Stock as Series B Voting Cumulative Convertible Preferred Stock (the "REI-Nevada Series B Stock" and, together with the REI-Nevada Series A Stock, the "REI-Nevada Convertible Preferred Stock"). The rights and privileges of the REI-Nevada Series A Stock and REI-Nevada Series B Stock are substantially identical to the rights and privileges of the Series A Stock and Series B Stock, respectively.

  In the Merger, the Common Stock will be converted, without any action on the part of the holders thereof, share for share into REI-Nevada Common Stock. All REI-Nevada stockholders will have the rights provided in the Nevada Articles and the Nevada Statutes, and the shares of Convertible Preferred Stock will be converted into the respective shares of REI-Nevada Convertible Preferred Stock. See 'Certain Changes in the Rights of Stockholders resulting from the Merger and the Effects Thereof.'

  IT WILL NOT BE NECESSARY FOR HOLDERS OF THE COMMON STOCK TO SURRENDER THEIR CERTIFICATES FOR NEW CERTIFICATES REPRESENTING REI-NEVADA COMMON STOCK.

  After the Merger, certificates which previously represented shares of the Common Stock will be deemed to represent an equal number of shares of REI-Nevada Common Stock. Certificates representing REI-Nevada Common Stock will be replaced only when submitted to the Transfer Agent with a request that they be so replaced or when they are presented for transfer.

  Options to acquire the Common Stock which are outstanding immediately prior to the Merger will be converted into options to purchase the same number of shares of REI-Nevada Common Stock on the same terms and conditions as in effect immediately prior to the Merger.

  The Common Stock is quoted in the Nasdaq National Market, and after the Merger, REI-Nevada's Common Stock will continue to be traded on the Nasdaq National Market without interruption under the same symbol RDGE.

Appraisal Rights

  Holders of the Common Stock will not be entitled to appraisal rights with regard to the Merger.

  Pursuant to the Delaware Law, the holders of shares of Convertible Preferred Stock would have appraisal rights in connection with the Merger under Section 262 of the Delaware Law, a copy of which is included in this Proxy Statement as Exhibit D, and may object to the Merger and demand in writing that the Company pay the fair value of their shares. However, the holders of the Company's Convertible Preferred Stock have agreed not to exercise such appraisal rights in connection with the Merger.

Indebtedness of the Company

  All indebtedness of the Company outstanding on the Effective Date will be assumed by REI-Nevada in connection with the Merger.

Certain Federal Income Tax Consequences

  The Company's management believes that, for federal income tax purposes:

    1. No gain or loss will be recognized by the Company, REI-Nevada or stockholders of the Company by reason of the consummation of the Merger;

    2. Each stockholder's tax basis in the REI-Nevada capital stock into which his REI-Delaware capital stock is converted will be the same as the tax basis of the REI-Delaware capital stock held by him immediately prior to the consummation of the Merger; and

    3. A stockholder who holds the REI-Delaware capital stock as a capital asset will include in his holding period for REI-Nevada capital stock the period during which he held REI-Delaware capital stock.

  No information is provided herein as to the state, local or foreign tax consequences of the Merger. The federal income tax discussion set forth above is for general information only. Each stockholder is urged to consult his own tax advisor as to these and any other tax consequences of the Merger.

Vote Required; Recommendation of Board

  Approval of Proposal No. 2 requires the affirmative vote of majority of the votes entitled to be cast by the holders of the Company outstanding shares. The Company has been advised by Craig that it intends to vote in favor of Proposal No. 2. If such shares are so voted, Proposal No. 2 will be approved.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE MERGER.

                              EXECUTIVE OFFICERS

  The names of the executive officers and significant employees of the Company, other than the nominees for director, together with certain information regarding them, are as follows:

   Name                     Age Position
   ----                     --- --------
   Eugene Cheah............  32 Financial Controller, Australia and New Zealand
   Ellen M. Cotter.........  33 Vice President, Business Affairs
   Charles S. Groshon......  46 Vice President, Finance
   David Lawson............  41 Director of Real Estate Development, Australia and New Zealand
   Andrzej Matyczynski.....  47 Chief Administrative Officer
   Neil Pentecost..........  42 Chief Operating Officer, Australia and New Zealand
   James A. Wunderle.......  47 Executive Vice President, Chief Financial Officer and Treasurer

  Mr. Cheah has been the Financial Controller of Reading Entertainment Australia since August 1998. Mr. Cheah served as the Planning and Projects Manager (Retail Strategy and Projects) for Myer Grace Bros. from 1996 to 1998, and as Project Accounting Manager (Property Development) for Coles Myer Properties from 1992-1995. Prior thereto, he was a Senior Accountant (Business Services) with Price Waterhouse.

  Ms. Cotter has been the Vice President, Business Affairs of the Company since March 1998. Ms. Cotter has held the same position with Craig since August 1996. She has been the Vice President of Angelika Cinemas, Inc. since May 1998 and Secretary/Treasurer of Citadel Agriculture, Inc. since December 1997. From October 1992 through July 1996, Ms. Cotter was an attorney specializing in corporate law with White & Case, a New York law firm. Ms. Cotter is the daughter of James J. Cotter. Ms. Cotter is a member of Visalia and a limited partner in James J. Cotter, Ltd. (Mr. Cotter is the general partner), which is a general partner of Hecco Ventures I, a privately held investment partnership.

  Mr. Groshon has been a Vice President of the Company since December 1988.

  Mr. Lawson has been the Director of Real Estate Development for Australia and New Zealand since December 1998 and since May 1999 has served as a director of the Company's principal Australian operating company, Reading Entertainment Australia Pty. Limited. Prior to joining the Company, Mr. Lawson served as the Asset General Manager responsible for New South Wales for Westfield from 1996 to 1998, and as the General Manager (Retail Property Development) for Coles Myer from 1994 to 1995.

  Mr. Andrzej Matyczynski became the Chief Administrative Officer of the Company on November 15, 1999. On that date, Mr. Matyczynski also became the Chief Financial Officer of the Company's parent, Craig Corporation, and the Chief Financial Officer of its affiliate, Citadel Holding Corporation. Prior to joining the Company, Mr. Matyczynski was the Finance Director of Beckman Coulter, Inc. Mr. Matyczynski was associated with Beckman Coulter and its predecessors for more that the past twenty years and also served as a director for certain Beckman Coulter subsidiaries.

  Mr. Pentecost has been the Chief Operating Officer for Australia and New Zealand since August 1999 and a director of Reading Entertainment Australia since September 1999. Prior to joining the Company, Mr. Pentecost was with Hoyts, where he served in a number of positions, most recently serving as Operations and Services Manager (National). Mr. Pentecost joined Hoyts in 1995. Prior thereto, Mr. Pentecost served as the Director of Retail Services (Operations) for KFC in Australia.

  Mr. Wunderle has been Chief Financial Officer since January 1987 and Executive Vice President, and Chief Financial Officer since December 1988. He has been Treasurer since March 1986.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC. The SEC rules also require such reporting persons to furnish the Company with a copy of all
Section 16(a) forms they file. Based solely on a review of the copies of the forms which the Company received and written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to its reporting persons were complied with.

Executive Compensation

 I. Summary Compensation Table

  The following table shows, for the years ending December 31, 1998, 1997 and 1996, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to each of the five most highly compensated executive officers of the Company whose compensation exceeded $100,000 in all capacities in which they served:

                                                              Long Term
                                    Annual Compensation(1)     Awards
                                 ---------------------------- ---------
                                                 Other Annual              All Other
                                 Salary   Bonus  Compensation  Options  Compensation(2)
Name of Principal Position  Year   ($)     ($)       ($)         (#)          ($)
--------------------------  ---- ------- ------- ------------ --------- ---------------
James J. Cotter(3)......    1998                   150,000
 Chairman of the Board      1997         475,000   150,000     460,000
 of Directors               1996                   150,000

S. Craig Tompkins(4)....    1998 180,000
 Vice Chairman of the       1997 180,000                        20,000
 Board of Directors         1996 180,000

Robert F. Smerling......    1998 175,000
 President and Director     1997 175,000                        35,000
                            1996 175,000  60,000

B. John Rochester(5)....    1998 122,660
 President and Chief        1997 130,000
 Executive Officer,         1996 156,620
 Reading Entertainment
 Australia Pty Ltd.

James A. Wunderle.......    1998 175,000                                     4,800
 Executive Vice             1997 170,000   5,000                17,000
 President, Chief           1996 130,000  70,000
 Financial Officer and
 Treasurer

--------
(1) While the executive officers enjoy certain perquisites, such perquisites do not exceed the lesser of $50,000 or 10% of such officer's salary and bonus, unless otherwise so noted.
(2) Other compensation represents contributions under the Company's Employee Retirement Savings Plan.
(3) Mr. Cotter receives a fee for his services as Chairman of the Board of Directors of $150,000 per annum. The figures presented do not include amounts paid by Citadel for director's fees of $45,000 annually for the years 1998, 1997 and 1996 nor a bonus of $200,000 in 1998 for services provided to Citadel.
(4) Does not include amounts paid by Citadel for director's fees in 1998 and 1997 of $40,000 each year, and $35,000 in 1996, nor a bonus of $50,000 paid in 1998 for services provided to Citadel.
(5) Mr. Rochester's compensation was paid in Australian dollars; his base salary was A$200,000. The amounts presented in the table fluctuate due to fluctuations in the U.S. dollar/Australian dollar exchange rates at December 31st of the respective years presented. Mr. Rochester resigned as the President and Chief Executive Officer of Reading Entertainment Australia effective May 1999.

  Mr. Tompkins is entitled to a severance payment equal to his annual base salary and continuation of medical and insurance benefits in the event that his employment is involuntarily terminated and no change in control of the Company has occurred. Mr. Tompkins is entitled to a severance payment equal to two years annual salary in the event that a change in control of the Company occurs.

  Messrs. Smerling, Wunderle and Groshon are entitled to receive payment equal to twelve, twelve and nine months, respectively, of annual base salary in the event their individual employment with the Company is involuntarily terminated.

 II. Option Grant Table

  As of December 31, 1998, the Company had options outstanding under two stock option plans, the 1992 Non-qualified Stock Option Plan (the "1992 Plan") and the 1997 Equity Incentive Plan (the "1997 Plan"). Each plan was approved by stockholders in the year of adoption. The 1997 Plan reserved 200,000 shares for grant and provides for one-fourth of the options granted to be exercisable on the first anniversary of the date of grant, and an additional one-fourth on each subsequent anniversary, unless the Compensation Committee of the Board of Directors, in its discretion, decides otherwise.

  The 1992 Plan reserved 500,000 shares for grant and provides for one-third of options granted to be immediately exercisable, one-third exercisable on the first anniversary of the date of grant, and the final one-third exercisable upon the second anniversary date of the date of grant unless the Compensation Committee of the Board of Directors, in its discretion, decides otherwise.

  No options were granted during fiscal 1998.

 III. Option Exercises and Year-End Table

  The following sets forth information with respect to the options held by the persons named in the Summary Compensation Table above as of December 31, 1998. No options were exercised by such persons during the fiscal year ended December 31, 1998 and none of the options held by such persons at December 31, 1998 had exercise prices which were below the market price of the Common Stock as of that date. All of such options had an exercise price of $12.80 per share except for options held by Mr. Cotter to purchase 265,232 shares, which have an exercise price of $14.00 per share.

                         Fiscal Year-End Option Values

                                                              Number of
                                                         Unexercised Options
                                                             at 12/31/98
Name                                                 # Exercisable/Unexercisable
----                                                 ---------------------------
James J. Cotter(1)..................................       293,232/432,500
S. Craig Tompkins...................................         5,000/ 15,000
Robert F. Smerling..................................         8,750/ 26,250
James A. Wunderle...................................         4,250/ 12,750

--------
(1) All of the options granted to executive officers other than Mr. Cotter were from the 1997 Plan. Shareholders of the Company approved a grant of options on September 16, 1997 to James J. Cotter, Chairman of the Board of Directors of the Company (the "Cotter Options"). The Cotter Options are divided into three groups: options (the "Basic Options") to purchase up to 110,000 shares of Common Stock, which become exercisable in four equal installments commencing one year from the date of grant; options (the "Convertible Preferred Options") to purchase up to 260,000 shares of Common Stock, which become exercisable over a similar vesting schedule, but only in proportion to the number of shares of Convertible Preferred Stock which are converted into Common Stock; and options (the "Asset Put Options") to purchase up to 90,000 shares of Common Stock which become exercisable over a similar vesting schedule, but only in proportion to the number of shares of Common Stock which are issued pursuant to the Asset Put Option. All shares granted under the Cotter Options have an exercise price of $12.80 per share.

Compensation Committee Interlocks and Insider Participation

  Mr. John W. Sullivan, Chairman of the Compensation Committee until May 28, 1999, served as the President and Chief Executive Officer of the Company from 1981 through 1986. Mr. Edward L. Kane, also a member of the Compensation Committee, served as President of the Company from December 1991 through January 1993.

  Messrs. Cotter and Tompkins each have a 1.6% beneficial interest and the Company has a 33.4% beneficial interest in BRI. Mr. Kane served as Chairman and President of BRI from December 29, 1997 to October 19, 1998.

Certain Relationships and Related Transactions

  Craig, a publicly traded company listed on the New York Stock Exchange, owns Common Stock and Convertible Preferred Stock comprising 78% of the voting securities of the Company. The Chairman of the Company's Board of Directors, James J. Cotter, serves in the same position for Craig. S. Craig Tompkins, Vice Chairman and a director of the Company also serves as President and a director of Craig. Mr. Cotter owns capital stock of Craig representing 30.9% of the voting securities and is the general partner of a limited partnership that is a partner with Michael R. Forman and an affiliate of the Decurion Corporation in an investment partnership which owns capital stock comprising 16.7% of Craig's voting securities.

  Craig and the Company own 16.4% and 31.7%, respectively, of the outstanding common stock of Citadel. Messrs. Cotter and Tompkins each serve as directors of Citadel. Mr. Cotter serves as Chairman of the Board of Directors and Chief Executive Officer and Mr. Tompkins serves as Vice Chairman, Secretary and Chief Accounting Officer of Citadel. The Company utilizes the services of certain Citadel employees for real estate advisory services. The Company pays Citadel for such services at a rate which is believed to approximate the fair market value of such services. During 1998, the amount paid to Citadel for such services totaled $410,000.

  The Company owns 33.4% of BRI and Craig owns 16% of BRI. In 1998, the Company increased its ownership interest in BRI from 23.4% to 33.4% pursuant to privately negotiated purchases from third parties. Also in 1998, Cecelia Packing, a company owned by Mr. Cotter ("Cecelia"), and a trust of which Mr. Tompkins is the trustee for the benefit of one of his children (the "Trust"), each acquired from a single seller in a privately negotiated transaction shares representing an additional 1.6% of the outstanding shares of BRI, or an aggregate total of 3.2% of the outstanding shares of BRI. Collectively, the Company, Craig and Cecelia and the Trust own a majority of the outstanding shares of BRI. The Board of Directors and executive officers of BRI were initially comprised of Edward L. Kane, a director of the Company who is not standing for re-election, and two directors of Craig, including Margaret Cotter, James J. Cotter's daughter. On October 19, 1998, Mr. Kane resigned his positions and was replaced by another director of Craig. Mr. Kane received a total of $8,330 for his services to BRI in 1998.

  On December 31, 1997, Citadel Agricultural, Inc. (a wholly owned-subsidiary of Citadel), BRI and Visalia (a limited liability company controlled by Mr. Cotter, and owned by Mr. Cotter and certain members of his family) entered into three general partnerships (the "Agricultural Partnerships"). The Agricultural Partnerships are owned 40%, 40% and 20% by the above referenced entities. On December 31, 1997, the Agricultural Partnerships acquired an agricultural property (purchase price amounting to approximately $7.6 million) principally improved with citrus trees. The Agricultural Partnerships currently use Farming to farm their properties. Farming is owned 80% by Citadel and 20% by Visalia, and receives in consideration of its services reimbursement of its costs plus 5% of the net revenues of the farming operations after picking, packing and hauling. Farming, in turn, contracts with Cecelia for certain bookkeeping and administrative services, for which it pays a fee of $6,000 per month. Cecelia also packs fruit for the Agricultural Partnerships. The acquisition by the Agricultural Partnerships of the agricultural property was financed by a ten year purchase money mortgage in the amount of $4.05 million, a line of credit from Citadel and pro-rata contributions from the partners of the Agricultural Partnerships. Through its holdings in BRI and Citadel, the Company owned approximately 26% of the Agricultural Partnerships at December 31, 1997. In December 1998, the Agricultural Partnerships suffered a freeze which destroyed the 1998-1999 crop. The Agricultural Partnerships have no funds to make capital contributions to repay a $1,850,000 line of credit from Citadel or fund the estimated $1,625,000 required to fund costs associated with production of the 1999-2000 crop and complete the proposed 1999 planting, other than to call upon the partners for funding. BRI has no funds or resources with which to provide such funding required by the Agricultural Partnerships other than through its $300,000 line of credit with Citadel. At the present time, cultural costs and capital improvements (including costs associated with the plantings scheduled for 1999 and 2000) are being funded through loans by Citadel and Visalia, such loans being currently funded on an 80/20 basis by Citadel and Visalia. No assurances can be given that Citadel and Visalia will continue to provide this funding. BRI was formed as a subsidiary of Citadel and spun off to its stockholders (including Reading and Craig) in December 1997. The Board of Directors and executive officers of BRI are comprised of three Craig directors, including Margaret Cotter, James Cotter's daughter and a member of Visalia.

  Angelika Film Centers LLC ("AFC"), which owns and operates the Angelika Film Center ("Angelika") in New York City, is owned jointly by the Company and Sutton Hill Associates ("Sutton Hill"), a partnership owned in equal parts by James J. Cotter and Michael Forman. City Cinemas, which is also owned by Messrs. Cotter and Forman, manages the Angelika and two other cinemas operated by the Company pursuant to management agreements. Management fees paid to City Cinemas pursuant to the management agreements totaled $488,000 in 1998. Robert
F. Smerling, President of the Company, and Neil Sefferman, Vice President, Film, of the Company, also serve in the same positions with City Cinemas. The Company and City Cinemas entered into an Executive Sharing Agreement pursuant to which Mr. Smerling provided services to both the Company and City Cinemas and the cost of such services was shared by the parties, if such costs could not be allocated directly to such parties.

  In December 1998, the Company and Sutton Hill entered into an Agreement in Principle (the "Agreement in Principle") for the Company to lease and operate four cinemas and to manage three other cinemas all of which are located in Manhattan and which together constitute the City Cinemas circuit. In addition the Agreement in Principle provides for the Company to acquire Sutton Hill's interest in AFC and for the acquisition by the Company of three live "Off Broadway" theaters also located in Manhattan. The Conflicts Committee of the Board of Directors, comprised entirely of directors independent of Messrs. Cotter and Forman, reviewed and negotiated the transaction. Consummation of the transaction is contingent upon, among other things, receipt of fairness opinions relating to the transactions and approval of the Company's stockholders of the issuance of Common Stock for the acquisition of the "Off Broadway" theaters. On December 1998, the Company paid a deposit of $1 million to Sutton Hill with respect to these transactions.

  It is anticipated that the Manhattan "Off Broadway" theaters, as well as two other live theaters outside of New York City (one owned and one licensed by the Company) will be booked and managed by Union Square Theatre Management, Inc. ("Union Square"), a live theater management company specializing in the booking and management of "Off Broadway" style live theaters. Margaret Cotter, daughter of Mr. James J. Cotter, is a Senior Vice President with Union Square. In December 1998 the Company guaranteed a $100,000 bank loan to Alan Schuster, the principal stockholder of Union Square.

  The Company has employed Ellen Cotter as Vice President, Business Affairs since April 1998. Prior thereto Ms. Cotter was an employee of Craig since August 1996. Ms. Cotter has also served as the Secretary/Treasurer of Citadel Agricultural, Inc. since December 1997. She is not currently paid any compensation with respect to her services for Craig or Citadel Agricultural, Inc. Ms. Cotter is the daughter of Mr. James J. Cotter, Chairman of the Board of Directors. In 1998 Ms. Cotter received compensation for her services to the Company in the amounts of $80,770 in salary, $25,000 in bonus, $11,148 in other annual compensation composed primarily of perquisites customary to an officer-level employee, and other compensation of $2,423 in the form of contributions to the Company's Employee Retirement Savings Plan. In 1997 Ms. Cotter was granted options for 10,000 shares of the Company's stock.

  Citadel owns stock representing a 15.62% interest in Gish Biomedical, Inc., a publicly traded company whose securities are quoted on the Nasdaq National Market ("Gish"). The stock was acquired principally between March and July 1999. On September 15, 1999, James J. Cotter, Jr., the son of Mr. Cotter, was elected to the Board of Directors of Gish. The Directors of Gish are currently serving without compensation.

  In 1996 and 1997 the Company loaned Robert Smerling, President, a total of $70,000 all of which remains outstanding. The non-interest bearing loan is payable upon demand.

               Compensation Committee of the Board of Directors

                            Report on Compensation

  At the present time, the Compensation Committee of the Board of Directors ("Compensation Committee") of the Company is comprised of two directors, Mr. Robert M. Loeffler and Mr. Kenneth McCormick. Neither of these directors were directors of the Company during 1998. The only remaining directors who served as a member of the Compensation Committee during 1998 is Mr. Edward L. Kane, who is not standing for reelection. The following is his report:

    General Statement: The Company is endeavoring to expand its operations in the Beyond-the-Home segment of the entertainment industry principally through the acquisition and/or development of multiplex cinemas and cinema based entertainment centers. In light of this expansion oriented business plan, the Compensation Committee recognizes that compensation paid to executives may be disproportionate to revenues pending full deployment of the Company's cash resources.

    The Compensation Committee recognizes that, to successfully implement and consummate this growth oriented business strategy, the Company must attract and retain highly skilled executive employees capable not only of effectively administering existing operations, but also of building systems, developing opportunities and expanding operations on an international basis. Since the Company's line of business is expanding, the Compensation Committee views the scope of responsibilities of the individuals occupying executive positions in the Company and the success of these individuals in carrying out their responsibilities to be the most relevant factor in determining compensation rather than comparisons with businesses in similar historical lines of business or which may currently be of a similar revenue size. Other factors considered in establishing compensation of the Company's officers include qualitative factors relating to the Company's progress in achieving its business plan, personal performance and the amount which must be paid in the market in order to attract management capable of achieving the Company's business plan.

    In 1997, the Board of Directors decided that the establishment of employee compensation levels should, in the first instance, be the responsibility of management and that the establishment of compensation arrangements with respect to senior executives should, again in the first instance, be the responsibility of the Chairman. Under this approach, the Compensation Committee, and the Board of Directors serves principally as a sounding board for the Chairman, as requested, and focuses its independent attention on the job performance of the Chairman and on the compensation to be paid to the Chairman.

    Domestic Compensation Plan: In 1998, the Chairman informed the Compensation Committee that he did not intend to recommend any increase in base salaries or payment of any bonuses for senior executive officers residing in the United States until the Company's financial performance improved. Accordingly, no such increases or bonuses were paid. The only exception to this was a $25,000 bonus and $50,000 salary increase (from $100,000 to $150,000) for Ellen Cotter recommended by the President of the Company to the Chairman and approved by the Chairman.

    In the past, the Compensation Committee has been advised by the Chairman that base salary was based on the Chairman's view of comparable compensation for positions requiring similar skills and capabilities and reflected the performance of the executive in fulfilling his or her duties. Base salary does not directly reflect the financial performance of the Company. In addition, officers and other employees may be awarded bonuses in the discretion of the Chairman, subject to the review of the Compensation Committee in the case of bonuses paid to senior executive officers. Such bonuses are typically totally discretionary, and not a part of any employment agreement. In the past, the Compensation Committee also has been advised by the Chairman that factors considered have included the extent to which the duties of particular officers have required time commitments materially beyond those contemplated at the time the base compensation for such officer was established, the identification and successful acquisition or development, as the case may be, of new business opportunities, resolution of significant litigation, and effectiveness in promoting the Company's business plan.

    Australian Compensation Plan: The compensation of the Company's Australia based executives is also determined by the Chairman. Currently, there is no general plan in place with respect to the bonuses to be paid to such individuals, however, the Company has from time to time negotiated specific bonuses with individual executives tied to the achievement of specific goals. Also, each of the current key executives has, under his contract with Reading Australia, an incentive compensation arrangement under which he is entitled to receive, generally speaking, between 1% and 2.5% of the increased value of Reading Australia, after deduction for equity contributed by the Company and debt, over the term of his tenure with the Company. To date, interests representing in the aggregate 5.5% of such increased value have been awarded to Australia based executives. Compensation and bonus levels for Australia based executives were established by Mr. Cotter for Fiscal 1998.

    Compensation of Chief Executive Officer: Mr. Cotter is the principal executive officer of the Company and has therefore served in a capacity similar to the chief executive officer of the Company. At the time Mr. Cotter became the Chairman of the Board of Directors in December 1991, the Board of Directors approved a resolution which provided that the Chairman of the Board is to receive an annual retainer of $150,000. In 1992, Mr. Cotter was granted options representing approximately 5% of the outstanding common shares of the Company, priced at $14.00 per share. The amount of the retainer and the stock options were based upon the Board's belief that compensation in this amount was appropriate for an executive of Mr. Cotter's experience and background and his anticipated role in the redirection of the Company's operations. Payment of such retainer is not dependent upon or related to the financial performance of the Company. The base compensation paid to Mr. Cotter has not been reviewed or revised since 1991, however, the stockholders of the Company did approve a grant to Mr. Cotter of additional options in 1997, which grant was designed to maintain Mr. Cotter's interest in the Company at the 5% level and reflect the issuance of additional shares and convertible securities by the Company in 1996. In addition, a $475,000 bonus was paid to Mr. Cotter in 1997 in recognition of his contributions to the Company's 1996 restructuring and the Company's cinema development strategy. It is not unlikely that a review of Mr. Cotter's compensation package will be forthcoming in the near term. No assurances can be given that the Company will be able to continue to retain Mr. Cotter's services at his current compensation levels.

  Edward L. Kane

Performance Graph

  The following line graph compares the cumulative total stockholder return on Reading Company's Class A Common Stock from December 31, 1993 through October 15, 1996 and Reading Entertainment, Inc.'s Common Stock from October 16, 1996 through December 31, 1998 against the cumulative total return of the Center for Research in Securities Prices ("CRSP") Total Return Index for the Nasdaq National Market (U.S. Companies), the cumulative total return of the Company's current peer group, the CRSP Total Return Index for Nasdaq, New York Stock Exchange ("NYSE"), and American Stock Exchange ("AMEX") Companies in the SIC Group Code 7830-7839 (motion picture theaters and allied businesses), and the cumulative total return of the Company's former peer group, the CRSP Total Return Index for Nasdaq Companies in the SIC Group Code 6500-6599 (real estate) over the same period. The graph assumes a one hundred dollar ($100) investment on December 31, 1993 and reinvestment of all dividends on a daily basis.

  The Company has in the past measured its performance against that of the real estate industry in the compilation of this graph; that information is presented here for continuity to prior periods. In light of recent developments in the direction of the Company and its entry into the "Beyond-the-Home" segment of the entertainment industry, management believes current performance is more appropriately compared to the new peer group and has chosen to use results from all the major markets in order to present as comprehensive a comparison as is available.

                                    [GRAPH]
         Reading Co/     Nasdaq      Nasdaq   NYSE/AMEX/Nasdaq  NYSE/AMEX/Nadsaq
        Entertainment Stock Market  SIC Codes        Stock             SIC
12/31/94    103.5        97.7        101.6           99.5            99.7
12/31/95     84.9       138.3        111.2          135.7           125.3
12/31/96     95.3       170.1        132.4          164.5           143.3
12/31/97    118.6       208.4        173.5          215.3           163.1
12/31/98     73.3       293.8        119.7          265.8           164.3

                        INDEPENDENT PUBLIC ACCOUNTANTS

  The Company's financial statements for the year ended December 31, 1998 were examined by Ernst & Young LLP ("E&Y"), certified public accountants. The Company has been advised by E&Y that none of its members has any financial interest in the Company.

  On May 28, 1999, E&Y resigned as the Company's independent accountants with respect to the year ending December 31, 1999. Prior to this action by E&Y, no decision had been made by the Company, the Board of Directors or any audit or similar committee of the Board of Directors, with respect to the ongoing retention of E&Y as the Company's independent accountants for such year, other than a decision (previously communicated to E&Y) that the Company's Australian subsidiary, Reading Entertainment Australia Pty Ltd, would be seeking another independent accountant.

  E&Y's reports on the Company's financial statements for each of the past two years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years, and the subsequent interim period preceding E&Y's resignation, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures which, if not resolved, to the satisfaction of E&Y, would have caused E&Y to make a reference to the subject matter of the disagreement in connection with E&Y's report. During the Company's two most recent fiscal years and the subsequent interim period preceding E&Y's resignation, E&Y did not advise the Company:

    (a) That any internal controls necessary for the Company to develop reliable financial statements did not exist;

    (b) That any information had come to E&Y's attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

    (c)(1) Of any need to expand significantly the scope of its audit, or that information had come to E&Y's attention during such period that, if further investigated, may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements; and, consequently, insofar as the Company is aware, (2) E&Y was not prevented from expanding the scope of its audit or conducting further investigations due to E&Y's resignation, audit scope limitations, or any other reason;

    (d)(1) That information had come to E&Y's attention that it had concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to E&Y's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), (2) that due to E&Y's resignation, or for any other reason, accounting issues have not been resolved to E&Y's satisfaction prior to its resignation to seek re-election.

  The Company has engaged Deloitte & Touche LLP as the Company's independent accountants. The Company expects that a representative of Deloitte & Touche LLP will attend the Annual Meeting of Stockholders and will have the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions. The Company does not expect that a representative of E&Y will attend the Annual Meeting but, if any representative of E&Y does attend, he or she will have the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

  In addition to performing customary audit services, E&Y LLP assisted the Company with the preparation of its federal tax return. E&Y LLP charged the Company for such services at its customary billing rates. Material non-audit services are approved by the Audit and Finance Committee after review of the nature of and amount of expense and the potential effect on the independence of the accountants.

                                 ANNUAL REPORT

  Copies of the Company's Annual Report for its fiscal year ended December 31, 1998 (the "Annual Report") and quarterly report for the three and nine-month periods ending September 30, 1999 are enclosed.

                             STOCKHOLDER PROPOSALS

  Any stockholder who, in accordance with and subject to the provisions of the proxy rules of the SEC, wishes to submit a proposal for inclusion in the Company's proxy statement for its 2000 Annual Meeting of Stockholders, must deliver such proposal in writing to the Secretary of the Company at the Company's principal executive offices at One Penn Square West, Suite 1300, Philadelphia, Pennsylvania 19102, no later than July 25, 2000. If the Company does not receive notice of a stockholder's proposal prior to October 8, 2000, the persons named in management's proxy will vote the shares represented thereby in accordance with the judgment of management on any such stockholder proposal.

  The Board of Directors will consider written nominations for directors from stockholders. Nominations for the election of directors made by the stockholders of the Company must be made by written notice delivered to the Secretary of the Company at the Company's principal executive offices not less than 120 days prior to the first anniversary of the immediately preceding annual meeting of stockholders at which directors are to be elected. Such written notice must set forth, among other things, the name, age, address, principal occupation or employment, the number of shares of the Company's Common Stock owned by such nominee and such other information as is required by the proxy rules of the SEC with respect to a nominee of the Board of Directors. Nominations not made in accordance with the foregoing procedure will not be valid.

                                 OTHER MATTERS

  The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Annual Meeting, but if any matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.

                                          By Order of the Board of Directors,

                                          Robert F. Smerling, President

Dated: November 22, 1999

                                                                    Exhibit A-1

                           ARTICLES OF INCORPORATION

                                      OF

                          READING ENTERTAINMENT, INC.

                             A NEVADA CORPORATION

  I, the Undersigned, being the original incorporator herein named, for the purpose of forming a corporation under Chapter 78 of the Nevada Revised Statutes (the "NRS"), to do business both within and without the State of Nevada, do make and file these Articles of Incorporation hereby declaring and certifying that the facts herein stated are true:

                                   ARTICLE I

                                     Name

  The name of the corporation is Reading Entertainment, Inc. (the
"Corporation").

                                  ARTICLE II

                     Resident Agent and Registered Office

  The name and address of the Corporation's resident agent for service of process is Kummer Kaempfer Bonner & Renshaw, 3800 Howard Hughes Parkway, Seventh Floor, Las Vegas, Nevada 89109.

                                  ARTICLE III

                                    Purpose

  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS.

                                  ARTICLE IV

                                 Capital Stock

  4.1. Number of Shares Authorized; Par Value. The aggregate number of shares which the Corporation shall have authority to issued is thirty-five million (35,000,000) shares of which ten million (10,000,000) shares with the par value $.001 per share shall be designated "Preferred Stock" and twenty-five million (25,000,000) shares with the par value $.001 per share shall be designated "Common Stock."

  4.2. Preferred Stock. The Preferred Stock may be issued at any time from time to time, in any one or more series, and any such series shall be comprised of such number of shares and may have such voting powers, whole or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions thereof, including liquidation preferences, as shall be stated and expressed in the resolution or resolutions of the board of directors of the Corporation, the board of directors being hereby expressly vested with such power and authority to the full extent now or hereafter permitted by law.

                                     A-1-1

  4.3. Restrictions on Common Stock. No share of Common Stock, or of any other security of the Corporation which is treated as stock for purposes of Section 382 of the Internal Revenue Code of 1986, as amended (the "Code") (the Common Stock and any such other securities being hereinafter referred to as "New Stock"), shall be transferable or assignable in any respect, either of record or beneficially, unless such transfer or assignment is permitted under the following provisions:

    (a) Until the earliest of January 1, 2003, such date as the Corporation shall no longer have any unutilized federal income tax net operating loss carry forwards (the "Carryforwards") or such date after which Section 382 of the Code is repealed or so substantially modified that in the opinion of counsel to the Corporation the restrictions on transfer described herein are no longer necessary to accomplish their intended purpose: (i) any attempted sale, transfer, assignment or other disposition (including the granting of any option or entering into any agreement for the sale transfer assignment or other disposition), whether voluntary or involuntary, whether of record or beneficially and whether by operation of law or otherwise (a "Transfer"), of any share or shares of the New Stock of the Corporation or of any option, convertible security or other right to purchase or acquire such stock (collectively, "Rights") to any person or entity or group or persons or entities acting in concert (a "Transferee") who or which, directly or indirectly or by application of the constructive ownership rules set forth in Section 382(1)(3) of the Code and the Income Tax Regulations as now in effect or hereinafter promulgated pursuant thereto (the "Regulations"), owns, prior to the Transfer, an aggregate number of shares of the Corporation's outstanding New Stock having a fair market value equal to or greater than four point seven five percent (4.75%) of the fair market value of the total number of shares of the Corporation's outstanding New Stock shall be void ab initio insofar as it purports to transfer ownership to such Transferee, and (ii) any attempted Transfer of any share or shares of the New Stock of the Corporation or of any Rights to any Transferee not described in clause (i) hereof who or which directly, indirectly or by application of the constructive ownership rules in Section 382(1)(3) of the Code and Regulations, would own as a result of the Transfer, or as a result of a subsequent Transfer of any share or shares of the New Stock or Rights, an aggregate number of shares of the Corporation's outstanding New Stock having a fair market value equal to or greater than four point seven five percent (4.75%) of the fair market value or total number of shares of the Corporation's outstanding New Stock shall, as to the number of shares or Rights representing such excess over four point seven five percent (4.75%), be void ab initio insofar as it purports to transfer ownership to such Transferee of any shares of New Stock or Rights.

    (b) The restrictions contained in paragraph (a) of this Section 4.3 of this Article Fourth have been included herein for the purpose of reducing the risk of occurrence of an "ownership change" as that term is defined in
  Section 382(g) of the Code and the Regulations that would result in the limitation or elimination of the Corporation's utilization of the Carryforwards.

    (c) Neither clause (i) or (ii) of paragraph (a) of this Section 4.3 of this Article Fourth shall restrict any Transfer of New Stock of the Corporation or Rights if (i) the prior written approval of the board of directors of the Corporation shall have been obtained with respect to such Transfer and (ii) if so requested by the board of directors of the Corporation, counsel to the Corporation shall have delivered its opinion that such Transfer would not result in an "ownership change" within the meaning of Section 382(g) of the Code and the Regulations that would result in the limitation or elimination or the Corporation's utilization of the Carryforwards. The board of directors shall have the authority, in its sole discretion, to adopt procedures for the orderly and effective administration and implementation of this Section 4.3, and, in deciding whether to approve any proposed Transfer of New Stock or Rights, the Corporation acting through any officer may request all relevant information, as well as an opinion of counsel, in form and substance reasonably satisfactory to the board of directors. No employee or agent of the Corporation shall be permitted to record any attempted or purported Transfer of the New Stock or Rights made in violation of this Article Fourth and no Transferee of the New Stock or Rights effected in violation of this Article Fourth shall be deemed to have acquired ownership of New Stock or Rights for any purpose. Such intended Transferee shall not be entitled to any rights as a stockholder of the Corporation with respect to such New Stock, including, without limitation, the right to vote such New Stock or to receive any distributions in respect thereof, whether as dividends or in liquidation.

                                     A-1-2

    (d) If the procedures adopted by the board of directors of the Corporation so require, the Corporation's transfer agent for any of the Corporation's securities (the "Transfer Agent") shall not issue any certificates transferring, assigning or disposing of or purporting to transfer assign or otherwise dispose of legal ownership of any shares of New Stock or Rights unless the Transfer Agent receives from the proposed Transferee, in addition to any other information requested by it, a certificate signed under penalty of perjury attesting to the fact that the Transferee is not and will not become as a result of the proposed Transfer, an owner of an aggregate number of shares of the Corporation's outstanding New Stock or Rights having a fair market value equal to or greater than four point seven five percent (4.75%) of the fair value of the total number of shares of the Corporation's outstanding New Stock. If at any time the Transfer Agent receives a request to make a change in record ownership of shares of New Stock or Rights which, if effective, would appear to the Transfer Agent on the basis of information in its possession to constitute a violation of this Article Fourth, then, prior to registering such change in ownership on the books of the Corporation, the Transfer Agent shall notify the Corporation. If the board of directors or an officer designated by the board of directors determines that the proposed change in ownership would violate this Article Fourth, then the Corporation shall so advise the Transfer Agent and the Transfer Agent shall not make such change in ownership on the books of the Corporation and shall return the certificates representing such shares of New Stock or Rights to the holder of record thereof.

    (e) If, notwithstanding the foregoing prohibition, a Transferee shall, voluntarily or involuntarily, purportedly become or attempt to become the purported owner (the "Purported Owner") of shares of New Stock or Rights, or both, in excess of the limitations set forth above (the shares and Rights, including shares of New Stock issued in respect of Rights, so exceeding such limitations set forth herein shall be referred to herein as the "Excess Shares"), then:

      (i) The Purported Owner shall not obtain any rights in and to the Excess Shares, and the purported Transfer of the Excess Shares to the Purported Owner shall not be recognized by the Corporation or its Transfer Agent. Until the Excess Shares are transferred to a person whose acquisition thereof will not violate the foregoing limitations (a "Permitted Transferee"), (A) the Excess Shares shall be voted by such person as shall be appointed by the board of directors of the Corporation, which person shall be deemed to have been granted a proxy to vote the Excess Shares, (B) the transferor of the Excess Shares to the Purported Owner (the "Purported Owner's Transferor") shall be deemed to have retained the Excess Shares and shall hold and be entitled to exercise all other rights incident to ownership of such Excess Shares, and (C) if the Excess Shares are Rights, they may not be exercised, converted or exchanged until transferred to, and exercised, converted or exchanged in accordance with their terms by, a Permitted Transferee; provided, however, that notwithstanding the foregoing, in the event shares of New Stock are issued in respect of Rights which are Excess Shares prior to notice to the Corporation or its Transfer Agent that such Rights are Excess Shares, the shares of New Stock so issued shall be deemed to be issued and outstanding shares of New Stock of the Corporation and shall be Excess Shares deemed retained by the Purported Owner's Transferor. Rights issued by the Corporation shall reflect the provisions of the foregoing sentence. All Excess Shares will continue to be issued and outstanding.

      (ii) If the Transfer Agent obtains possession of a certificate or certificates representing the Excess Shares, the Transfer Agent shall deliver such certificate or certificates to a trustee appointed by the Corporation's board of directors (the "Share Trustee") who shall proceed forthwith to sell or cause the sale of the Excess Shares to a Permitted Transferee. If the Transfer Agent does not have possession of such certificate, upon notice from the Corporation of the existence of Excess Shares and the identity of the Purported Owner, the Share Trustee shall take all lawful action to cause the Purported Owner to deliver or cause delivery of the Excess Shares and any indicia of ownership thereof to the Share Trustee and, upon obtaining possession thereof, the Share Trustee shall proceed forthwith to sell or cause the sale of the Excess Shares to a Permitted Transferee. The Share Trustee shall sell or cause the sale of the Excess Shares in the then existing public market or in such other commercially reasonable fashion as the Corporation shall direct. In performing the duties herein imposed upon it, the Share Trustee shall act at all times as the agent for the Purported Owner's Transferor.

                                     A-1-3

      (iii) Once the Excess Shares are acquired by a Permitted Transferee, the Permitted Transferee shall have and shall be entitled to exercise all rights incident to the ownership of such Excess Shares.

      (iv) The proceeds from the sale of the Excess Shares (the "Proceeds") shall be distributed as follows: (A) first, to the Share Trustee to cover its costs and expenses; (B) second, to the Purported Owner, if known, in an amount up to the amount paid by the Purported Owner, if determinable, for the Excess Shares; and (C) third and finally, the remaining Proceeds, if any, shall be distributed to the Purported Owner's Transferor, if known, and if not known, such remaining Proceeds shall be held by the Corporation for the benefit of the Purported Owner's Transferor or such other person as their interests may appear. Notwithstanding anything contained in this Article Fourth to the contrary, the Corporation shall at all times be entitled to make application to any court of equitable jurisdiction within the State of Nevada for an adjudication of the respective rights and interests of any person in and to the Proceeds pursuant to this Article Fourth and applicable law and for leave to pay the Proceeds into such court.

    (f) Immediately upon the purported acquisition of any Excess Shares, the Purported Owner thereof shall give, or cause to be given, written notice thereof to the Corporation. Each owner of shares of New Stock and Rights shall furnish to the Corporation all information reasonably requested with respect to all shares of New Stock and Rights directly and indirectly owned by such person.

    (g) Upon a determination by the board of directors of the Corporation that a person has attempted or may attempt to transfer or to acquire Excess Shares, the board of directors may take such action as it deems advisable to refuse to give effect to such Transfer or acquisition on the books and records of the Corporation, including, without limitation, to cause the Transfer Agent to record the Purported Owner's Transferor as the record owner of the Excess Shares, to refuse to issue shares of New Stock upon the purported exercise of Rights which are Excess Shares and to institute proceedings to enjoin or rescind any such Transfer or acquisition.

    (h) To the extent permitted by the Regulations promulgated under Section 382 of the Code, in determining whether any person has become a Purported Owner of Excess Shares, the Corporation may rely on filings on Schedules 13D and 13G as required by Rule 13d-1 of the Securities Exchange Act of 1934, as amended.

    (i) If any provision of this Article Fourth or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

    (j) All certificates representing shares of New Stock shall conspicuously bear the following legend:

  The shares represented by this certificate are subject to certain restrictions on transfer set forth in Article Fourth of the Corporation's Articles of Incorporation, the full text of which is available at the offices of the Corporation or on request to the Corporation. ANY ATTEMPT TO ACQUIRE STOCK OF THE CORPORATION IN VIOLATION OF SUCH RESTRICTIONS SHALL BE NULL AND VOID AND MAY RESULT IN FINANCIAL LOSS TO THE PERSON OR ENTITY ATTEMPTING SUCH ACQUISITION.

                                   ARTICLE V

                                   Directors

  The business and affairs of the Corporation shall be managed by or under the direction of the board of directors, which initially shall consist of one director. Provided that the Corporation has at least one director, the number of directors may at any time or times be increased or decreased as provided in the bylaws; provided,

                                     A-1-4
however that the number of directors shall not exceed ten. The name and address of the initial member of the board of directors is as follows:

           NAME                       ADDRESS
           ----                       -------
      S. Craig Tompkins  c/o Craig Corporation
                         550 South Hope Street, Suite 1825
                         Los Angeles, California 90071

                                  ARTICLE VI

                                    Bylaws

  In furtherance and not in limitation of the powers conferred upon the board of directors of the Corporation by the NRS, the board of directors shall have the power to alter, amend, change, add to and repeal, from time to time, the bylaws of the Corporation, subject to the rights of the stockholders entitled to vote with respect thereto to alter, amend, change, add to and repeal the bylaws adopted by the directors of the Corporation.

                                  ARTICLE VII

                             Election of Directors

  Except as may otherwise be provided in the bylaws of the Corporation, the election of directors may be conducted at a meeting of the stockholders, whether telephonic or not, within or without the State of Nevada or by written consent and such election need not be by written ballot.

                                 ARTICLE VIII

                                Sale of Assets

  In furtherance of the powers conferred on the stockholders of the Corporation by the NRS, the stockholders of the Corporation shall have the power to vote on any proposed sale of substantially all of the Corporation's assets.

                                  ARTICLE IX

                    Amendment of Articles of Incorporation

  In the event the board of directors of the Corporation determines that it is in the Corporation's best interest to amend these Articles of Incorporation, the board of directors shall adopt a resolution setting forth the proposed amendment and declaring its advisability and submit the matter to the stockholders entitled to vote thereon for the consideration thereof in accordance with the provisions of the NRS and these Articles of Incorporation. In the resolution setting forth the proposed amendment, the board of directors may insert a provision allowing the board of directors to later abandon the amendment, without concurrence by the stockholders, after the amendment has received stockholder approval but before the amendment is filed with the Nevada Secretary of State.

                                   ARTICLE X

                                 Incorporator

  The name and address of the incorporator of the Corporation is Elizabeth A. Savage, Kummer Kaempfer Bonner & Renshaw, 3800 Howard Hughes Parkway, Seventh Floor, Las Vegas, Nevada 89109.

                                     A-1-5

                                  ARTICLE XI

                     Acquisitions of Controlling Interest

  The Corporation elects not to be governed by the provisions of Chapters
78.378 to 78.3793, inclusive, of the NRS pertaining to acquisitions of controlling interest.

                                  ARTICLE XII

                   Combinations With Interested Stockholders

  The Corporation elects not to be governed by the provisions of Chapters
78.411 to 78.444, inclusive, of the NRS pertaining to combinations with interested stockholders.

                                 ARTICLE XIII

                      Directors' and Officers' Liability

  A director or officer of the Corporation shall not be personally liable to this Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (ii) the unlawful payment of distributions. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

                                  ARTICLE XIV

                                   Indemnity

  Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, or as its representative in a partnership, joint venture trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of directors, officers, employees and agent incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action suit or proceeding, upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right which such directors, officers, employees or agents may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article.

  Without limiting the application of the foregoing, the board of directors may adopt bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted under the laws of the State of Nevada, and may cause the Corporation to purchase and maintain insurance on behalf of any

                                     A-1-6
person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person. The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee, agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

  In witness whereof, I have hereunto set my hand this 25th day of October, 1999, declaring and certifying that the facts stated hereinabove are true.

                                                /s/ Elizabeth A. Savage
                                          By: _________________________________
                                             Elizabeth A. Savage, Incorporator

                                     A-1-7

                           CERTIFICATE OF ACCEPTANCE
                       OF APPOINTMENT BY RESIDENT AGENT

In the Matter of Reading Entertainment, Inc.:

  We, Kummer Kaempfer Bonner & Renshaw, do, hereby certify that on the 25th day of October, 1999, we accepted the appointment as Resident Agent of the above-entitled corporation in accordance with Section 78.090 of the Nevada Revised Statutes.

  Furthermore, that the registered office in this State is located at 3800 Howard Hughes Parkway, Seventh Floor, Las Vegas, Nevada 89109.

  In witness whereof, I have hereunto set my hand this 25th day of October, 1999.

                                          Kummer Kaempfer Bonner & Renshaw

                                                /s/ Elizabeth A. Savage
                                          By: _________________________________
                                                    Elizabeth A. Savage

                                     A-1-8

                                                                    Exhibit A-2

                          CERTIFICATE OF DESIGNATION

                                      of

                          READING ENTERTAINMENT, INC.

                               Setting Forth The

                   VOTING POWERS, DESIGNATIONS, PREFERENCES,
                 LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS

                                      of

            SERIES A VOTING CUMULATIVE CONVERTIBLE PREFERRED STOCK

                                      and

            SERIES B VOTING CUMULATIVE CONVERTIBLE PREFERRED STOCK

         (Pursuant to Section 78.1955 of the Nevada Revised Statutes)

  Pursuant to Section 78.1955 of the Nevada Revised Statutes ("NRS"), the undersigned, being the President and Secretary, respectively, of Reading Entertainment, Inc., a Nevada corporation (the "Corporation"), hereby certify that (a) the following resolution was duly adopted on November 19, 1999, by the Board of Directors (the "Board"), for the purposes of establishing two separate series of the Corporation's authorized preferred stock, $.001 par value ("Preferred Stock"), designated as Series A Voting Cumulative Convertible Preferred Stock and Series B Voting Cumulative Convertible Preferred Stock and fixing the relative rights and preferences of such series of such Preferred Stock, and (b) such resolution has not been subsequently modified or rescinded:

  Resolved, that in accordance with the provisions of Article Fourth of the Articles of Incorporation of the Corporation, two series of Preferred Stock be, and hereby are, created, and the voting powers, designations, preferences, limitations, restrictions and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitations or restrictions thereof, be, and hereby are, as follows:

1. DESIGNATIONS AND NUMBERS OF SHARES

  Seventy thousand (70,000) shares of the Preferred Stock of the Corporation are hereby constituted as a series of Preferred Stock, $.001 par value per share, and designated as "Series A Voting Cumulative Convertible Preferred Stock" (hereinafter called the "Series A Stock") and five hundred fifty thousand (550,000) shares of the Preferred Stock of the Corporation are hereby constituted as a series of Preferred Stock, $.001 par value per share, and designated as "Series B Voting Cumulative Convertible Preferred Stock" (hereinafter called the "Series B Stock;" the Series A Stock and the Series B Stock are hereinafter collectively called the "Convertible Preferred Stock").

2. LIQUIDATION

  Upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation (a "Liquidation"), the holder of each share of each series of Convertible Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any distribution of assets shall be made to the holders of common stock of the Corporation ("Common Stock") or to the holders of other stock of the Corporation that ranks junior to such series of Convertible Preferred Stock in respect to distributions upon a Liquidation of the Corporation ("Junior Stock"), an amount equal to $100 per share (the "Stated Value"), plus an amount equal to all dividends (whether or not declared or due) accrued and unpaid on such share on the date fixed for distribution of assets of the Corporation to the holders of the Convertible Preferred Stock. The Series B Stock shall rank junior to the Series A Stock in right to distributions on a Liquidation and shall be "Junior Stock" with respect to the Series A Stock. Neither a consolidation or

                                     A-2-1
merger of the Corporation with or into any other entity, nor a merger of any other entity with or into the Corporation, nor a sale or transfer of all or any part of the Corporation's assets for cash or securities or any other property, shall be considered a Liquidation. Written notice of any Liquidation shall be given to the holders of the Convertible Preferred Stock not less than thirty days prior to any payment date stated therein.

3. DIVIDENDS

  3.1. The holders of Convertible Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors and to the extent permitted in the NRS, but only out of funds legally available for the payment of dividends, cumulative dividends at the annual rate of $6.50 per each share of Series A Stock, and at the annual rate of $6.50 per each share of Series B Stock (plus the amounts specified in Section 3.3 hereof) ("Regular Dividends"), in each case before any dividends or other distributions (other than dividends in Common Stock or any other stock which ranks junior in respect to such series of the Convertible Preferred Stock in respect to dividends) are paid to the holders of the Common Stock or any other stock which is Junior Stock with respect to such series. The Series B Stock shall rank junior to the Series A Stock in right to dividends and shall be "Junior Stock" with respect to the Series A Stock. Such dividends shall accumulate on each share from the date of its original issuance and from day to day and shall be payable (subject to declaration by the Board of Directors and to the extent permitted by the NRS and the existence of funds legally available for the payment of such dividends) in equal quarterly installments on the last day of March, June, September and December of each year (except that, if such date is not a business day, the dividend shall be payable on the first immediately succeeding business day); provided, however, that the initial quarterly dividend payment payable on any share of Convertible Preferred Stock shall be the amount specified in Section 3.3 hereof plus an amount equal to the product determined by multiplying the Regular Dividend for a quarter by a fraction, the numerator of which is the number of days from (but not including) the date of issuance of such share to the end of the dividend quarter during which such share of Convertible Preferred Stock is issued and the denominator of which is the total number of days in such dividend quarter.

  3.2. Dividends at the rate specified in Section 3.1 hereof shall accumulate whether or not they have been declared and whether or not the funds are legally available for the payment of dividends.

  3.3. Regular Dividends for the initial quarter on any share of Convertible Preferred Stock shall include any dividends which, as of the Effective Date (as that term is defined in that certain Agreement and Plan of Merger dated November 19, 1999, by and between the Corporation and Reading Entertainment, Inc., a Delaware corporation ("REI-Delaware"), whereby the parties agreed to merge REI-Delaware with and into the Corporation) were accrued and unpaid on the share of preferred stock of REI-Delaware which was converted into such share of Convertible Preferred Stock in such merger.

  3.4. To the extent any dividends on the Convertible Preferred Stock accumulate and are in arrears, such dividend shall not bear interest.

4. CONVERSION RIGHTS

  4.1. (a) Shares of Series A Stock may be converted, at the option of the holder thereof, in whole or in part, upon delivery of a certificate representing such shares to the Corporation, together with a notice specifying the number of shares to be converted (the date of such delivery, or of delivery of shares of Series B Stock on conversion thereof as hereinafter provided, is hereinafter referred to as the "Conversion Date" (i) at any time after the date which is 18 months after October 15, 1996 (the date of the original issuance of shares of Series A Voting Cumulative Convertible Preferred Stock and Series B Voting Cumulative Convertible Preferred Stock (the "REI-Delaware Preferred Stock") of REI-Delaware) (the "Original Issue Date"), or (ii) at any time prior to the later of (A) the 90th day after the earliest event constituting a Change in Control (as hereinafter defined) or
(B) the 30th day after the consummation of the transaction the announcement of which constituted such Change in Control (the period from the date of such Change in Control to the later of such 90th or 30th day being the "Change in Control Period"). A "Change in Control" shall mean the occurrence of either of the following

                                     A-2-2
events: (x) any person, entity or "group" (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) other than Craig Corporation, a Delaware corporation, and its successors and affiliates (collectively, "Craig"), shall publicly announce or disclose having entered into a transaction as a result of which such person, entity or group would acquire beneficial ownership of 50% or more of the outstanding Common Stock or securities entitling such person, entity or group to cast 50% or more of the votes entitled to be cast at any regular election of directors of the Corporation (where "affiliate" of a person means a person directly or indirectly controlling, controlled by or under common control with such person and "control" means the power to direct the affairs of such person by reason of ownership of voting securities, contract or otherwise) or (y) the directors of the Corporation as of the Original Issue Date (the "Current Directors") and any future directors (the "Continuing Directors") elected or nominated by a majority of the Current Directors or Continuing Directors cease to constitute a majority of the Board of Directors.

  (b) Shares of Series B Stock may be converted, at the option of the holder thereof, in whole or in part, upon delivery of a certificate representing such shares to the Corporation, together with a notice specifying the number of shares to be converted, at any time after the date which is 18 months after the Original Issue Date.

  (c) Notwithstanding the foregoing, a holder of shares of Convertible Preferred Stock may not convert any shares of Convertible Preferred Stock that have been called for redemption after 5:00 p.m. Los Angeles, California, time, on the date for such redemption.

  4.2. Each share of Series A Stock shall be convertible into shares of the Corporation's Common Stock at a conversion price of $11.50 per share (as adjusted, the "Series A Conversion Price"), subject to certain adjustments as described below; and each share of Series B Stock shall be convertible into shares of the Corporation's Common Stock at a conversion price of $12.25 per share (as adjusted, the "Series B Conversion Price;" the Series A Conversion Price and the Series B Conversion Price are each hereinafter referred to as a "Conversion Price"), subject to certain adjustments as described below. The number of shares of Common Stock to be delivered on conversion of any shares of Convertible Preferred Stock shall equal the aggregate Stated Value thereof divided by the applicable Conversion Price then in effect, calculated to the nearest 1/100th of a share, subject to Section 4.5. Except as provided in
Section 4.7, the Corporation shall make no payment or adjustment on the account of any unpaid cumulative dividends on the shares of Convertible Preferred Stock surrendered for conversion or on account of any dividends on the Common Stock.

  4.3. If the Corporation shall (a) pay a dividend or make a distribution on its outstanding shares of Common Stock in shares of its Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of Common Stock into a smaller number of shares, then each Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any shares of Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Corporation which he would have owned immediately following such action had such shares of Convertible Preferred Stock been converted immediately prior thereto. An adjustment made pursuant to this
Section 4.3 shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. The Corporation shall give notice to the holders of the Convertible Preferred Stock of any adjustment pursuant to this Section 4.3 (stating the adjusted Conversion Prices and the reasons therefor) not less than ten days prior to the record date for such dividend, distribution, subdivision, combination or reclassification.

  4.4. If the Corporation shall consolidate or merge into or with another corporation, or if the Corporation shall sell or convey to any other person or persons all or substantially all of the assets of the Corporation, or shall issue by reclassification of its shares of Common Stock any shares of capital stock of the Corporation, each holder of Convertible Preferred Stock then outstanding shall have the right thereafter to convert each share of Convertible Preferred Stock held by him into the kind and amount of shares of stock, other securities, cash and property receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock into which such share might have been converted immediately prior to such consolidation,

                                     A-2-3
merger, sale or conveyance, and shall have no other conversion rights. In any such event, effective provision shall be made, in the articles of incorporation of the resulting or surviving corporation or otherwise or in any contracts of sale and conveyance so that, so far as appropriate and as nearly as reasonably may be, the provisions set forth herein for the protection of the conversion rights of the shares of the Convertible Preferred Stock shall thereafter be made applicable.

  4.5. In connection with the conversion of any shares of the Convertible Preferred Stock hereunder, no fractions of shares of Common Stock shall be issued, but the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to a like fraction of an amount equal to the closing sales price (the "Closing Price") of a share of the Corporation's Common Stock on the Nasdaq National Market System (or, if that shall not be the principal market on which the Common Stock shall be trading or quoted, then on such principal market) on the business day next preceding the Conversion Date.

  4.6. The Corporation shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Corporation issuable upon the conversion of that number of shares of the Convertible Preferred Stock permitted to be converted into Common Stock hereunder.

  4.7. (a) In the event that the average of the Closing Prices of the Common Stock, over any 180 consecutive trading day period ending within 15 days of the date of the notice provided for in Section 4.7(b) (each such Closing Price having been adjusted in proportion to any adjustment in the Conversion Prices made after the date of such Closing Price), exceeds 135% of the Series A Conversion Price then in effect, the Corporation may, at its option, require the holders of all, but not less than all, of the issued and outstanding shares of Series A Stock to convert such shares into Common Stock of the Corporation at the Series A Conversion Price.

  (b) Not less than ten nor more than sixty days prior to the date fixed for mandatory conversion of the Series A Stock pursuant to Section 4.7(a) ("Mandatory Conversion"), notice by mail, postage prepaid, shall be given to each holder of shares of Convertible Preferred Stock required to be converted. On or after the date fixed for Mandatory Conversion, as stated in such notice, each holder of the shares required to be converted shall surrender his certificate(s) evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive the shares of Common Stock deliverable upon conversion plus any accrued and any unpaid dividends on such shares of Convertible Preferred Stock. If such notice of Mandatory Conversion shall have been duly given, and if, on the date fixed for Mandatory Conversion, funds necessary for the payment of dividends, if any, shall be available therefor, then, notwithstanding that the certificates evidencing any shares required to be converted shall not have been surrendered, from and after the date fixed for Mandatory Conversion, dividends with respect to the shares so converted shall cease to accrue, the shares shall no longer be deemed outstanding, the holders thereof shall cease to be holders of the shares of Convertible Preferred Stock, all rights whatsoever with respect to the shares so converted shall forthwith terminate except only the right of the holders to receive the previously accrued dividends without interest thereon and the shares of Common Stock deliverable on conversion, and such holders shall for all purposes be deemed holders of such shares of Common Stock.

  4.8. The issuance of certificates for shares of Common Stock upon the conversion of shares of Convertible Preferred Stock shall be made without charge to the holders of shares of Convertible Preferred Stock for any issue or stamp tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the holders of shares of Convertible Preferred Stock converted; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of shares of Convertible Preferred Stock converted, and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. If less than all of the shares of Convertible Preferred Stock represented by a certificate

                                     A-2-4
surrendered for conversion are converted, the Corporation shall deliver to the holder of such shares a new certificate for the shares not so converted.

  4.9. The Corporation from time to time may reduce either Conversion Price by any amount for any period of time in the discretion of the Board of Directors.

  4.10. No adjustment in either Conversion Price shall be required unless such adjustment would result in an increase or decrease of at least one percent in such Conversion Price as then in effect; provided, however, that any adjustments that by reason of this Section 4.10 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

5. REDEMPTION

  5.1. (a) The shares of Series A Stock may be redeemed at the option of the Corporation, in whole or in part, upon prior written notice of such redemption given by the Corporation in accordance with Section 5.2 hereof at any time prior to the later of (i) the 120th day after the earliest event constituting a Change in Control and (ii) the 60th day after the consummation of the transaction the announcement of which constituted such Change in Control, at the Change in Control Redemption Price (as hereinafter defined); provided, however, that the Corporation may not, pursuant to this sentence, redeem shares of Series A Stock held by Citadel Holding Corporation, a Delaware corporation ("Citadel"), or any of its affiliates unless, prior to or simultaneously with such redemption, Craig assumes certain obligations of the Corporation as provided in Section 4.1 of the Asset Put and Registration Rights Agreement, dated the Original Issue Date, among the Corporation, Craig, Citadel, and Citadel Acquisition Corp., Inc. (the "Put Agreement"), and provided further that the Corporation may not redeem any shares of Series A Stock pursuant to this sentence after the fifth anniversary of the Original Issue Date. In addition, any or all of the shares of Series A Stock may be redeemed at the option of the Corporation, upon prior written notice of such redemption given by the Corporation in accordance with Section 5.2 hereof, at any time after the fifth anniversary of the Original Issue Date, at the Standard Redemption Price (as hereinafter defined). The "Change in Control Redemption Price" of each share of Series A Stock at any date shall mean an amount equal to the sum of (x) the Stated Value thereof, (y) an accrual on the Stated Value, from the Original Issue Date to the date of redemption, at a percentage per annum (not compounded) equal to eight percent if such redemption is on or before the fourth anniversary of the Original Issue Date or seven percent if thereafter, and (z) all accrued and unpaid dividends thereon to the date fixed for redemption; and the "Standard Redemption Price" of each share of Convertible Preferred Stock at any date shall mean an amount equal to the percentage for such date, as set forth below, of the Stated Value thereof, plus an amount equal to all accrued and unpaid dividends thereon to the date fixed for redemption:

   Anniversary of Original Issue Date                               Percentage
   ----------------------------------                               ----------
   On or after the fifth anniversary and until the sixth
    anniversary....................................................    108%
   On or after the sixth anniversary and until the seventh
    anniversary....................................................    106%
   On or after the seventh anniversary and until the eighth
    anniversary....................................................    104%
   On or after the eighth anniversary and until the ninth
    anniversary....................................................    102%
   On or after the ninth anniversary...............................    100%

  (b) (i) Subject to the provisions hereof, the holders of a majority of the outstanding shares of Series A Stock (the "Requesting Holders") may require that the Corporation purchase all, but (except as otherwise provided in this Section 5.1(b) not less than all, of the outstanding shares of Series A Stock held by the Requesting Holders and those other holders (the "Nonrequesting Holders") who so request as provided below, by notice (the "Holders' Notice") given by the Requesting Holders to the Corporation at any time (A) after 18 months after the Original Issue Date, if at the time of giving such notice the quarterly dividends payable on the Series A Stock as provided in Section 3 hereof are in arrears in an aggregate amount equal to at least four full quarterly dividends (which need not be consecutive, and which may include any quarterly dividend periods on which dividends on the REI-Delaware Preferred Stock were in arrears if not subsequently paid), or (B) within the 90-day period beginning on the fifth anniversary of the Original Issue Date (but not, in the case of this

                                     A-2-5
clause (B), after the exercise by Citadel of the Asset Put (as defined in the Put Agreement)), in either case at a redemption price equal to the Stated Value thereof plus all accrued and unpaid dividends thereon to the date fixed for redemption. As promptly as practicable, and in any case within ten days, after receipt of a Holders' Notice, the Corporation shall give a notice to each Nonrequesting Holder, offering to redeem the shares of Series A Stock held by such Nonrequesting Holder on the same terms, and subject to the same limitations, as the shares held by the Requesting Holders, provided such Nonrequesting Holder, within ten days of the Corporation's notice (the "Response Period"), gives notice to the Corporation stating that such Nonrequesting Holder desires to have his shares redeemed. The Nonrequesting Holders who do not elect to have their shares redeemed shall have no subsequent right to require redemption pursuant to this Section 5.1(b)(i).

  (ii) Citadel may require that the Corporation purchase all, but (except as otherwise provided in this Section 5.1(b)) not less than all, of the outstanding shares of Series A Stock owned by it and its affiliates, by notice given by it to the Corporation at any time during the Change in Control Period (but not after the fifth anniversary of the Original Issue Date) at the Change in Control Redemption Price.

  (iii) As promptly as practicable, and in any case within ten days, after the expiration of the Response Period, in the case of a redemption pursuant to
Section 5.1(b)(i), or the notice given by Citadel in the case of a redemption pursuant to Section 5.1(b)(ii), the Corporation shall give a notice of redemption pursuant to Section 5.2 and thereafter proceed to effectuate such redemption as promptly as practicable.

  (iv) Notwithstanding the foregoing, if, at the time the Corporation is required to redeem shares of the Series A Stock, the funds of the Corporation legally available for such redemption are insufficient to redeem in full the shares of the Series A Stock required to be redeemed, (A) the Corporation shall utilize the funds legally available to redeem the maximum number of such shares which can be legally redeemed and (B) the remaining such shares shall remain outstanding and not be redeemed.

  (c) The shares of Series B Stock may be redeemed at the option of the Corporation, in whole or in part, at any time after the fifth anniversary of the Original Issue Date, upon prior written notice of such redemption by the Corporation in accordance with Section 5.2, at a per share redemption price equal to the Standard Redemption Price thereof.

  (d) Notwithstanding the foregoing, the Corporation may not, pursuant to
Section 5.1(a) or 5.1(c), redeem less than all of the outstanding shares of a series of Convertible Preferred Stock while any additional dividends are accumulated and unpaid on such series pursuant to Section 3 hereof without first declaring and paying all such additional dividends on such series.

  (e) If fewer than all of the outstanding shares of a series of Convertible Preferred Stock are to be redeemed pursuant to this Section 5.1 (other than pursuant to Section 5.1(b)(ii)), such shares shall be redeemed pro rata from each holder of such series of Convertible Preferred Stock (with adjustments to avoid redemptions of fractional shares).

  5.2. (a) Not less than thirty nor more than sixty days prior to the date fixed for redemption, notice by mail, postage prepaid, shall be given to each holder of shares of the Convertible Preferred Stock to be redeemed. The redemption notice shall specify the date of redemption, the certificates to be redeemed, and the applicable redemption price (the "Redemption Price"); but failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the proceeding for the redemption of any shares so to be redeemed. On or after the date fixed for redemption, as stated in the notice, each holder of the shares called for redemption shall surrender his certificate(s) evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price thereof. In case less than all of the shares of Convertible Preferred Stock represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

  (b) Anything herein to the contrary notwithstanding, if notice of redemption shall be given as provided in Section 5.2(a) above and if, on or at any time prior to the date fixed for redemption therein, an amount equal to

                                     A-2-6
the Redemption Price times the number of shares of Convertible Preferred Stock called for redemption shall be deposited in trust for the benefit of the holders of the shares of Convertible Preferred Stock called for redemption with a bank or trust company having a combined capital and surplus of at least $50 million according to its last published statement of condition, then, notwithstanding that any certificates for shares of Convertible Preferred Stock so called for redemption shall not have been surrendered for redemption, such shares shall be deemed to be redeemed upon the date fixed for redemption and shall cease to be outstanding for any purpose, the right to receive dividends thereon shall cease to accrue from and after the date fixed for redemption and all rights of the holders of the shares of Convertible Preferred Stock called for redemption shall forthwith on the date fixed for redemption cease and terminate except for the right of the holders thereof, upon presentation and surrender of their respective certificates representing such shares, to receive from such bank or trust company on or after the date fixed for redemption the amount payable upon the redemption thereof, but without interest. The Corporation shall be entitled to any interest payable on the funds so deposited. Any funds so deposited and otherwise unclaimed at the end of three years shall be repaid to the Corporation, after which holders of the redeemed stock shall look only to the Corporation for payment of the amount payable upon redemption thereof, but without interest thereon.

6. REACQUIRED SHARES

  Any shares of Convertible Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever or surrendered for conversion hereunder shall no longer be deemed to be outstanding and all rights with respect to such shares of stock, including the right, if any, to receive notices, shall forthwith cease except, in the case of stock surrendered for conversion hereunder, rights of the holders thereof to receive Common Stock in exchange therefor. All shares of Convertible Preferred Stock obtained by the Corporation shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Corporation's Articles of Incorporation, or in any other certificates of designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

7. VOTING RIGHTS

  7.1. The holders of the shares of Convertible Preferred Stock shall initially be entitled to cast 9.64 votes per share held on all matters submitted to a vote of the Corporation's stockholders. The number of votes entitled to be cast per share of Convertible Preferred Stock shall be adjusted in inverse proportion to any adjustment in the Conversion Prices.

  7.2. Except as otherwise provided herein or by the NRS, the holders of Convertible Preferred Stock and the holders of Common Stock shall vote together as one class on all matters submitted to a vote of the Corporation's stockholders.

  7.3. (a) In the event that the quarterly dividends payable on a series of the Convertible Preferred Stock as provided in Section 3 hereof are in arrears in an aggregate amount equal to at least six full quarterly dividends (which need not be consecutive and which may include any quarterly dividend periods on which dividends on the REI-Delaware Preferred Stock were in arrears if not subsequently paid), the number of directors constituting the Board of Directors shall be increased by one for each such series so in default and the holders of each series of the Convertible Preferred Stock as to which dividends are so in default shall have, in addition to the rights set forth in Sections 7.1, 7.2 and 7.4 hereof, the special right, voting separately as a single class, to elect one director of the Corporation to fill such newly created directorship at the next succeeding annual meeting of stockholders thereafter or at a special meeting of the holders of such series of the Convertible Preferred Stock called as hereinafter provided, until such right shall terminate as hereinafter provided.

  (b) At any time when the special voting rights provided in this Section 7.3 shall have so vested in the holders of a series of the Convertible Preferred Stock, the Secretary of the Corporation may, and upon the written

                                     A-2-7
request of the holders of 25% or more of the number of shares of such series of Convertible Preferred Stock then outstanding shall, call a special meeting of the holders of such series of the Convertible Preferred Stock for the election of the directors, to be held at the place and upon the notice provided by law and in the Corporation's Bylaws for the holding of meetings of stockholders; except that the Secretary shall not be required to call such a special meeting in the case of any such request received less than 90 days before the date fixed for the next annual or other special meeting of stockholders. No such special meeting and no adjournment thereof shall be held on a date less than thirty days before the annual meeting of the stockholders (or a special meeting held in place thereof) next succeeding the time when the holders of such series of the Convertible Preferred Stock become entitled to elect directors as provided in this Section 7.3. The Corporation shall include, in any notice of such meeting, any nominee for director who has been proposed by the holders of 25% or more of the shares of such series of Convertible Preferred Stock then outstanding. The directors so elected shall serve until the next annual meeting or until their respective successors shall be elected and qualified.

  (c) At each meeting of stockholders at which the holders of a series of the Convertible Preferred Stock shall have the right to vote as a class, as provided in this Section 7.3, the presence in person or by proxy of the holders of a majority of the total number of shares of such series of the Convertible Preferred Stock then outstanding shall be necessary and sufficient to constitute a quorum of such class for such election by such stockholders as a class. At any such meeting or adjournment thereof:

    (i) the absence of a quorum of the holders of a series of the Convertible Preferred Stock shall not prevent the election of directors other than those to be elected by the holders of such series of the Convertible Preferred Stock and the absence of a quorum of the holders of any other class of stock for the election of such other directors shall not prevent the election of the directors to be elected by the holders of a series of the Convertible Preferred Stock; and

    (ii) in the absence of either or both such quorums, the holders of a majority of the shares present in person or by proxy of the respective class or classes which lack a quorum shall have the power to adjourn the meeting for the election of directors which they are entitled to elect from time to time for a period of up to thirty days without notice, other than announcement at the meeting, until a quorum shall be present.

  (d) Each director elected by the holders of a series of the Convertible Preferred Stock as provided in this Section 7.3 shall hold office until the annual meeting of stockholders next succeeding his election or until his successor, if any, is elected by such holders and qualified.

  (e) If any vacancy shall occur among the directors elected by the holders of a series of the Convertible Preferred Stock as provided in this Section 7.3, such vacancy shall be filled for the unexpired portion of the term by the vote of the stockholders of such series given at a special meeting of such stockholders called for that purpose.

  (f) Whenever all dividends accrued and unpaid on a series of the Convertible Preferred Stock shall have been paid, the special right of the holders of such series of the Convertible Preferred Stock to elect directors as provided in this Section 7.3 shall terminate, but subject always to the same provisions for the vesting of such special right of the holders of such series of Convertible Preferred Stock to elect directors in the case of future unpaid dividends as hereinabove provided.

  (g) Any director elected by the holders of a series of Convertible Preferred Stock may be removed by, and shall not be removed otherwise than by, the vote of the holders of a majority of the outstanding shares of such series.

  (h) Upon any termination of the right of the holders of a series of the Convertible Preferred Stock to vote for directors as herein provided, the term of office of all directors then in office elected by holders of such series shall terminate immediately.

  7.4. The consent of the holders of at least a majority of the outstanding shares of a series of Convertible Preferred Stock, voting separately as a single class, in person or by proxy, either in writing without a meeting or

                                     A-2-8
at a special or annual meeting of stockholders called for the purpose, shall be necessary to (i) create or issue any shares of a class of capital stock ranking, either as to payment of dividends or distribution of assets, on parity with or senior to such series of Convertible Preferred Stock, (ii) alter or change the preferences, rights, designations or powers of the shares of such series of Convertible Preferred Stock as a class, or the provisions of Article Fourth of the Corporation's Articles of Incorporation, in either case so as to affect such holders adversely, or (iii) increase the total number of authorized shares of Convertible Preferred Stock.

8. SINKING FUND

  The Corporation shall not be required to maintain any "sinking fund" for the retirement on any basis of the Convertible Preferred Stock.

9. HOLDERS; NOTICES

  The terms "holder" or "holders" wherever used herein with respect to a holder or holders of shares of Convertible Preferred Stock shall mean the holder or holders of record of such shares as set forth on the stock transfer records of the Corporation. Whenever any notice is required to be given under this Certificate of Designation, such notice may be given personally or by mail. Any notice given to a holder of any share of Convertible Preferred Stock shall be sufficient if given to the holder of record of such share at the last address set forth for such holder on the stock transfer records of the Corporation. Any notice given by mail shall be deemed to have been given when deposited in the United States mail with postage thereon prepaid.

  In Witness Whereof, this Certificate of Designation is executed on behalf of the Corporation as of the 19th day of November, 1999.

                                                  /s/ S. Craig Tompkins
                                          _____________________________________
                                              S. Craig Tompkins, President

                                                  /s/ S. Craig Tompkins
                                          _____________________________________
                                              S. Craig Tompkins, Secretary

STATE OF CALIFORNIA     ss.
COUNTY OF LOS ANGELES


  This instrument was acknowledged before me on November 19, 1999 by S. Craig Tompkins as President of Reading Entertainment, Inc.

                                                /s/ Linda Karen Williams
                                          _____________________________________
                                                      Notary Public

                                     A-2-9

                                    BYLAWS
                                      OF
                          READING ENTERTAINMENT, INC.

                             A Nevada corporation

                                   ARTICLE I

                                 Stockholders

Section 1 Annual Meeting

  Annual meetings of the stockholders, commencing with the year 2000, shall be held at such time as may be set by the Board of Directors from time to time, at which the stockholders shall elect by vote a Board of Directors and transact such other business as may properly be brought before the meeting.

Section 2 Special Meetings

  Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the Chairman or Vice Chairman of the Board, if any, the Chief Executive Officer, the President or the Secretary, or any three or more members of the Board of Directors by resolution or at the request in writing of stockholders who together own of record shares of stock entitling them to cast a majority of the votes entitled to be cast by the holders of the outstanding stock of all classes entitled to vote at such meeting. Such request shall state the purpose of the proposed meeting.

Section 3 Notice of Meetings

  Written notice of stockholders meetings, stating the place, date and hour thereof, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given by the Chairman or Vice Chairman of the Board, if any, the Chief Executive Officer, the President, any Vice President, the Secretary or an Assistant Secretary, to each stockholder entitled to vote thereat at least ten days but not more than sixty days before the date of the meeting, unless a different period is prescribed by statute.

Section 4 Place of Meetings

  All annual meetings of the stockholders shall be held at the registered office of the Corporation or at such other place within or without the State of Nevada as the directors shall determine. Special meetings of the stockholders may be held at such time and place within or without the State of Nevada as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 5 Quorum; Adjourned Meetings

  The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

Section 6 Voting

Except as otherwise provided by statute or the Articles of Incorporation or these Bylaws, and except for the election of directors, at any meeting duly called and held at which a quorum is present, a majority of the votes cast at such meeting upon a given matter by the holders of outstanding shares of stock of all classes of stock of the Corporation entitled to vote thereon who are present in person or by proxy shall decide such matter. At any meeting duly called and held for the election of directors at which a quorum is present, directors shall be elected by a plurality of the votes cast by the holders (acting as such) of shares of stock of the Corporation entitled to elect such directors.

Section 7 Proxies

  At any meeting of the stockholders any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No proxy or power of attorney to vote shall be used to vote at a meeting of the stockholders unless it shall have been filed with the secretary of the meeting. All questions regarding the qualification of voters, the validity of proxies and the acceptance or rejection of votes shall be decided by the inspectors of election who shall be appointed by the Board of Directors, or if not so appointed, then by the presiding officer of the meeting.

Section 8 Action Without Meeting

  Any action which may be taken by the vote of the stockholders at a meeting may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the statutes or of the Articles of Incorporation require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                  ARTICLE II

                                   Directors

Section 1 Management Of Corporation

  The business of the Corporation shall be managed by its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

Section 2 Number, Tenure, and Qualifications

  The number of directors which shall constitute the whole board shall be six. The number of directors may from time to time be increased or decreased to not less than one nor more than ten by action of the Board of Directors. The directors shall be elected by the holders of shares entitled to vote thereon at the annual meeting of the stockholders and, except as provided in Section 5 of this Article, each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

Section 3 Nomination of Stockholders

  No stockholder shall be permitted to nominate a candidate for election as a director at any annual meeting unless such stockholder shall provide in writing, not later than one hundred twenty days before the first anniversary of the preceding annual meeting of the stockholders, to the Nominating Committee of the Board of Directors or, in the absence of such committee, to the Secretary of the Corporation, information about such candidate which, were such candidate a nominee of the Board of Directors for whom the Corporation solicited proxies, would be required to be disclosed in the proxy materials pursuant to which such proxies would be solicited as set forth in Items 7-8 of
Schedule 14A promulgated by the Securities and Exchange Commission, or any successor provisions.

Section 4 Chairman and Vice Chairman of the Board

  The directors may elect one of their members to be Chairman of the Board of Directors and may elect one of their members to be the Vice Chairman of the Board of Directors. The Chairman and the Vice Chairman shall be subject to the control of and may be removed by the Board of Directors. The Chairman and Vice Chairman shall perform such duties as may from time to time be assigned to them by the Board of Directors.

Section 5 Vacancies

  Vacancies in the Board of Directors, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the stockholders. The holders of no less than two-thirds of the voting power may at any time peremptorily terminate the term of office of all or any of the directors by vote at a meeting called for such purpose or by written consent filed with the Secretary or, in his absence, with any other officer. Such removal shall be effective immediately, even if successors are not elected simultaneously.

  A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any directors, or if the authorized number of directors be increased, or if the stockholders fail at any annual or special meeting of stockholders at which any director or directors are elected to elect the full authorized number of directors to be voted for at that meeting.

  If the Board of Directors accepts the resignation of a director tendered to take effect at a future time, the Board or the stockholders shall have power to elect a successor to take office when the resignation is to become effective.

  No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

Section 6 Annual and Regular Meetings

  Annual and regular meetings of the Board of Directors shall be held at any place within or without the State of Nevada which has been designated from time to time by resolution of the Board of Directors or by written consent of all members of the Board of Directors. In the absence of such designation, annual and regular meetings shall be held at the registered office of the Corporation. Regular meetings of the Board of Directors may be held without call or notice at such time and at such place as shall from time to time be fixed and determined by the Board of Directors.

Section 7 First Meeting

  The first meeting of each newly elected Board of Directors shall be held immediately following the adjournment of the meeting of stockholders and at the place thereof. No notice of such meeting shall be necessary to the directors in order legally to constitute the meeting, provided a quorum is present. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

Section 8 Special Meetings

  Special meetings of the Board of Directors may be called by the Chairman or Vice Chairman of the Board of Directors or the President or any three of the directors then in office.

  The Secretary, or in his absence any other officer of the Corporation, shall give each director notice of the time and place of the special meetings of the Board of Directors by telecopy or electronic mail at least forty-eight hours before the meeting, or by mail at least two days before the meeting, or by telegram, cable, radiogram or personal service at least two days before the meeting. Unless otherwise stated in the notice thereof, any and all business may be transacted at any meeting without specification of such business in the notice.

Section 9 Business of Meetings

  The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 10 Quorum; Adjourned Meetings

  A majority of the authorized number of directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number be required by law or by the Articles of Incorporation. Any action of a majority, although not at a regularly called meeting, and the record thereof, if assented to in writing by all of the other members of the Board shall be as valid and effective in all respects as if passed by the Board of Directors in regular meeting.

  A quorum of the directors may adjourn any directors meeting to meet again at a stated day and hour; provided, however, that in the absence of a quorum, a majority of the directors present at any directors meeting, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors.

  Meetings shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman, or in their absence by the President, or in the absence of all of the foregoing by such other person as the directors may select. The Secretary of the Corporation shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

  Notice of the time and place of holding an adjourned meeting need not be given to the absent directors if the time and place are fixed at the meeting adjourned.

Section 11 Committees

  The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more committees of the Board of Directors, each committee to consist of at least one or more of the directors of the Corporation which, to the extent provided in the resolution, shall have and may exercise the power of the Board of Directors in the management of the business and affairs of the Corporation and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by the Board of Directors. The members of any such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. At meetings of such committees, a majority of the members or alternate members shall constitute a quorum for the transaction of business, and the act of a majority of the members or alternate members at any meeting at which there is a quorum shall be the act of the committee.

  The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors.

Section 12 Action Without Meeting; Telephone Meetings

  Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of

Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

  Nothing contained in these Bylaws shall be deemed to restrict the powers of members of the Board of Directors, or any committee thereof, to participate in a meeting of the Board or committee by means of telephone conference or similar communications equipment whereby all persons participating in the meeting can hear each other.

Section 13 Special Compensation

  The directors may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees may be allowed like reimbursement and compensation for attending committee meetings.

                                  ARTICLE III

                                    Notices

Section 1 Notice of Meetings

  Notices of meetings of stockholders shall be in writing and signed by the President or a Vice-President or the Secretary or an Assistant Secretary or by such other person or persons as the directors shall designate. Such notice shall state the purpose or purposes for which the meeting is called and the time and the place, which may be within or without this State, where it is to be held. A copy of such notice shall be either delivered personally to or shall be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten nor more than sixty days before such meeting. If mailed, it shall be directed to a stockholder at his address as it appears upon the records of the Corporation and upon such mailing of any such notice, the service thereof shall be complete and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder. Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. In the event of the transfer of stock after delivery of such notice of and prior to the holding of the meeting it shall not be necessary to deliver or mail notice of the meeting to the transferee.

Section 2 Effect of Irregularly Called Meetings

  Whenever all parties entitled to vote at any meeting, whether of directors or stockholders, consent, either by a writing on the records of the meeting or filed with the Secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing. Presence at any irregularly called meeting either in person or by proxy, will constitute a waiver of any defect with respect to the notices given, and/or the failure to give any notices whatsoever, with respect to such meeting.

Section 3 Waiver of Notice

  Whenever any notice whatever is required to be given under the provisions of the statutes, of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                  ARTICLE IV

                                   Officers

Section 1 Election

  The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer or a President, or both, one or more Vice Presidents, a Treasurer and a Secretary, and such other officers with such titles and duties as the Board of Directors may determine, none of whom need be directors. Any person may hold one or more offices and each officer shall hold office for such term as may be prescribed by the Board of Directors from time to time.

Section 2 Chairman of the Board

  The Chairman of the Board shall preside at meetings of the stockholders and the Board of Directors, and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chairman of the Board will also serve, unless resolved otherwise by the Board of Directors, as the Chief Executive Officer of the Corporation.

Section 3 Vice Chairman of the Board

  The Vice-Chairman shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties as the Board of Directors may from time to time prescribe.

Section 4 Chief Executive Officer

  The Chief Executive Officer shall be the head of the Corporation and in the recess of the Board of Directors shall have the general control and management of all the business and affairs of the Corporation. The Chief Executive Officer shall make annual reports and submit the same to the Board of Directors showing the condition and affairs of the corporation. The Chief Executive Officer shall, from time to time, make recommendations to the Board of Directors and any other committee of the Board of Directors deems proper and shall perform such other duties as the Board of Directors may from time to time prescribe.

Section 5 President

  The President shall be the chief operating officer of the Corporation and shall have active management of the business of the Corporation. The President shall execute on behalf of the Corporation all instruments requiring such execution except to the extent the signing and execution thereof shall be expressly designated by the Board of Directors to some other officer or agent of the Corporation.

Section 6 Chief Administrative Officer

  The Chief Administrative Officer will be responsible for the management of the financial control and reporting, treasury, human resources, and public reporting functions of the Corporation. The Chief Administrative Officer shall in addition, perform such other duties and have such other powers as the Chief Executive Officer or the Board of Directors may from time to time prescribe.

Section 7 Vice-President

  The Vice-President shall act under the direction of the President and in the absence or disability of the President shall perform the duties and exercise the powers of the President. The Vice-President shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe. The Board of Directors may designate one or more Executive Vice-Presidents or may otherwise specify the order of seniority of the Vice-Presidents. The duties and powers of the President shall descend to the Vice-Presidents in such specified order of seniority.

Section 8 Secretary

  The Secretary shall act under the direction of the President. Subject to the direction of the President, the Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record the proceedings. The Secretary shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the President or the Board of Directors.

Section 9 Assistant Secretaries

  The Assistant Secretaries shall act under the direction of the President. In order of their seniority, unless otherwise determined by the President or the Board of Directors, they shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

Section 10 Treasurer

  The Treasurer shall act under the direction of the President. Subject to the direction of the President, the Treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the President or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all transactions as Treasurer and of the financial condition of the Corporation.

  If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of such person's office and for the restoration to the Corporation, in case of such person's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in such person's possession or under such person's control belonging to the Corporation.

Section 11 Assistant Treasurers

  The Assistant Treasurers in the order of their seniority, unless otherwise determined by the President or the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

Section 12 Compensation

  The salaries and compensation of all officers of the Corporation shall be fixed by the Board of Directors.

Section 13 Removal; Resignation

  The officers of the Corporation shall hold office at the pleasure of the Board of Directors. Any officer elected or appointed by the Board of Directors, or any member of a committee, may be removed at any time, with or without cause, by the Board of Directors by a vote of not less than a majority of the entire Board at any meeting thereof or by written consent. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.

  Any director or officer of the Corporation, or any member of any committee, may resign at any time by giving written notice to the Board of Directors, the Chairman or Vice Chairman of the Board, the Chief Executive Officer, the President, or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if the time is not specified, then upon receipt thereof. The acceptance of such resignation shall not be necessary to make it effective.

Section 14 Vacancies

  Any vacancy in the office of any officer through death, resignation, removal, disqualification or other cause may be filled at any time by a majority of the directors then in office (even though less than a quorum), the person so chosen shall hold office until his successor shall have been elected and qualified.

                                   ARTICLE V

                                 Capital Stock

Section 1 Certificates

  Every stockholder shall be entitled to have a certificate signed by the President or a Vice-President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such person in the Corporation. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such stock.

  If a certificate is signed (1) by a transfer agent other than the Corporation or its employees or (2) by a registrar other than the Corporation or its employees, the signatures of the officers of the Corporation may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall cease to be such officer before such certificate is issued, such certificate may be issued with the same effect as though the person had not ceased to be such officer. The seal of the Corporation, or a facsimile thereof, may, but need not be, affixed to certificates of stock.

Section 2 Surrendered; Lost or Destroyed Certificates

  The Board of Directors or any transfer agent of the Corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors (or any transfer agent of the Corporation authorized to do so by a resolution of the Board of Directors) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or the owner's legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

Section 3 Regulations

  The Board of Directors shall have the power and authority to make all such rules and regulations and procedures as it may deem expedient concerning the issue, transfer, registration, cancellation and replacement of certificates representing stock of the Corporation.

Section 4 Record Date

  The Board of Directors may fix in advance a date not exceeding sixty days nor less than ten days preceding the date of any meeting of stockholders, or the date for the payment of any distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purpose, as a record date for the determination of the stockholders entitled to notice of and to vote at any such meeting, and any adjournment thereof, or entitled to receive payment of any such distribution, or to give such consent, and in such case, such stockholders, and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to notice of and to vote at such meeting, or any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

Section 5 Registered Owner

  The Corporation shall be entitled to recognize the person registered on its books as the owner of shares to be the exclusive owner for all purposes including voting and distribution, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

                                  ARTICLE VI

                              General Provisions

Section 1 Registered Office

  The registered office of the Corporation shall be in the County of Clark, State of Nevada.

  The Corporation may also have offices at such other places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

Section 2 Checks; Notes

  All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 3 Fiscal Year

  The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 4 Stock of Other Corporations or Other Interests

  Unless otherwise ordered by the Board of Directors, the Chief Executive Officer, the President, the Secretary, and such other attorneys or agents of the Corporation as may be from time to time authorized by the Board of Directors or the President, shall have full power and authority on behalf of the Corporation to attend and to act an vote in person or by proxy at any meeting of the holders of securities of any corporation or other entity in which the Corporation may own or hold shares or other securities, and at such meetings shall possess and may exercise all the rights and powers incident to the ownership of such shares or other securities which the

Corporation, as the owner or holder thereof, might have possessed and exercised if present. The Chief Executive Officer, the President, the Secretary or other such attorneys or agents may also execute and deliver on behalf of the Corporation, powers of attorney, proxies, consents, waivers and other instruments relating to the shares or securities owned or held by the Corporation.

Section 5 Corporate Seal

  The Corporation will have a corporate seal, as may from time to time be determined by resolution of the Board of Directors. If a corporate seal is adopted, it shall have inscribed thereon the name of the Corporation and the words "Corporate Seal" and "Nevada". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

                                  ARTICLE VII

                                Indemnification

Section 1 Indemnification Generally

  As provided in this Article VII, the Corporation shall indemnify each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "Proceeding"), by reason of the fact that he or she, or a person of which he or she is the legal representative, is or was a director or officer, or had agreed to serve as a director or officer, of the Corporation or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, or by reason of any act alleged to have been taken or omitted in such capacity, whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or alleged action in any other capacity while serving as a director, officer, employee, or agent, to the maximum extent authorized by the NRS, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all cost, expense, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement) reasonably incurred by such person or on his or her behalf in connection with such Proceeding, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of his or her heirs, executors, and administrators. The right to indemnification conferred in this Article VII shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such Proceeding in advance of its final disposition; provided that, if the NRS so requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a Proceeding shall be made only upon receipt by the Corporation of an undertaking by or on behalf of such person to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article Eight or otherwise and provided that the Corporation shall not be required to advance expenses in connection with a Proceeding (or part thereof) alleging liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (a "16(b) Claim"). The termination of any Proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the person did not meet any standard of conduct for indemnification imposed by the NRS. The Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 2 Indemnification for Costs, Charges, and Expenses for Successful
Party

  Notwithstanding the other provisions of this Article VII, to the extent that a director or officer of the Corporation has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any Proceeding referred to in Section 1, or in the defense of any claim, issue, or matter therein, he or she shall be indemnified against all costs, charges, any expenses (including attorneys' fees) actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

Section 3 Determination of Right to Indemnification

  Any indemnification under Section 1 or 2 (unless ordered by a court) shall be paid by the Corporation unless a determination is made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders, that indemnification of the director or officer is not proper in the circumstances because he or she has not met the applicable standards of conduct set forth in the NRS.

Section 4 Advance of Costs, Charges and Expenses

  Costs, charges, and expenses (including attorneys' fees) incurred by a person referred to in Section 1 of this Article VII in defending a civil or criminal Proceeding (including investigations by any government agency and all costs, charges, and expenses incurred in preparing for any threatened Proceeding) shall be paid by the Corporation in advance of the final disposition of such Proceeding; provided, however, that the payment of such costs, charges, and expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer) in advance of the final disposition of such Proceeding shall be made only upon receipt of an undertaking by or on behalf of the director or officer to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation as authorized in this Article VII and provided that the Corporation shall not be required to advance expenses in connection with a 16(b) Claim. No security shall be required for such undertaking and such undertaking shall be accepted without reference to the recipient's financial ability to make repayment. The Board of Directors may, in the manner set forth above, and subject to the approval of such director or officer, authorize the Corporation's counsel to represent such person in any Proceeding, whether or not the Corporation is a party to such Proceeding.

Section 5 Procedure for Indemnification

  Any indemnification under Section 1 or advance of costs, charges, and expenses under Section 4 shall be made promptly, and in any event within 60 days, upon the written request of the director or officer directed to the Secretary of the Corporation. The right to indemnification or advances as granted by this Article VII shall be enforceable by the director or officer in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within 60 days. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification or advances, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges, and expenses under Section 4 where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct, if any, set forth in the NRS, but, to the extent permitted by applicable law, the burden of proving that such standard of conduct has not been met shall be on the Corporation. To the extent permitted by applicable law, neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct, if any, set forth in the NRS, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 6 Other Rights; Continuation of Right of Indemnification

  The indemnification provided by this Article VII shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any law (common or statutory), agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the estate, heirs, executors, and administrators of such person. All rights to indemnification under this
Article VII shall be deemed to be a contract between the Corporation and each director and officer of the Corporation who serves or served in such capacity at any time while this Article VII is in effect. No amendment or repeal of this Article VII or of any relevant provisions of the NRS or any other applicable laws shall adversely affect or deny to any director or officer any rights to indemnification which such person may have, or change or release any obligations of the Corporation under this Article VII with respect to any costs, charges, expenses (including, attorneys' fees), judgments, fines, and amounts paid in settlement which arise out of a Proceeding based in whole or substantial part on any act, actual or alleged, which takes place before or while this Article VII is in effect. The provisions of this Section 6 shall apply to any such Proceeding whenever commenced, including any such Proceeding commenced after any amendment or repeal of this Article VII. The right to indemnification and advancement of expenses conferred on any person by this
Article VII shall not limited the Corporation from providing any other indemnification permitted by law.

Section 7 Definitions

  For purposes of this Article VII:

  "the Corporation" includes any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall stand in the same position under the provisions of this
Article VII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued;

  "other enterprises" includes employee benefit plans, including but not limited to any employee benefit plans of the Corporation;

  "serving at the request of the Corporation" includes, but is not limited to, any service which imposes duties on, or involves services by, a director or officer of the Corporation with respect to an employee benefit plan, its participants, or beneficiaries, including acting as a fiduciary there;

  "fines" shall include any penalties and any excise or similar taxes assessed on a person with respect to an employee benefit plan;

  a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in Section 1; and

  service as a partner, trustee, or member of management or similar committee of a partnership or joint venture, or as a director, officer, employee, or agent of a corporation which is a partner, trustee, or joint venturer, shall be considered service as a director, officer, employee, or agent of the partnership, joint venture, trust, or other enterprise.

Section 8 Saving Clause

  If this Article VII or any portion hereof shall be invalidated on any ground by a court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer of the Corporation as to costs, charges, expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement with respect to any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article VII that shall not have been invalidated and to the full extent permitted by applicable law.

Section 9 Indemnification of Other Persons

  If authorized by the Board of Directors, the Corporation may indemnify and advance expenses to any other person whom it has the power to indemnify under the NRS to the fullest extent permitted by such statutes.

Section 10 Insurance

  The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of the Corporation or another corporation, partnership, joint venture, trust, or other enterprises against any expense, liability or claim, whether or not the Corporation would have the power to indemnify such person under the NRS.

                                 ARTICLE VIII

                                  Amendments

Section 1 Amendments by Stockholders

  The Bylaws may be amended by a majority vote of all the stock issued and outstanding and entitled to vote for the election of directors of the stockholders, provided notice of intention to amend shall have been contained in the notice of the meeting.

Section 2 Amendments by Board of Directors

  The Board of Directors by a majority vote of the whole Board of Directors at any meeting may amend these Bylaws, including Bylaws adopted by the stockholders, but the stockholders may from time to time specify particular provisions of the Bylaws which shall not be amended by the Board of Directors.

                                                                      Exhibit C

                         AGREEMENT AND PLAN OF MERGER

                                    BETWEEN

             READING ENTERTAINMENT, INC. (a Delaware corporation),

                                      AND

              READING ENTERTAINMENT, INC. (a Nevada corporation)

  This Agreement and Plan of Merger, dated November 19, 1999, is by and between Reading Entertainment, Inc., a Delaware corporation ("REI-Delaware"), and Reading Entertainment, Inc., a Nevada corporation ("REI-Nevada" and, together with REI-Delaware, the "Constituent Corporations").

                                   Recitals

  Whereas, the address of REI-Delaware is One Penn Square West, 30 South 15th Street, Suite 1300, Philadelphia, PA and the address of REI-Nevada is One Penn Square West, 30 South 15th Street, Suite 1300, Philadelphia, PA.

  Whereas, REI-Delaware is a corporation duly organized and validly existing under the laws of the State of Delaware and has authorized capital stock consisting of 25,000,000 shares of Common Stock, par value $.001 per share ("Common Stock"), of which 7,449,364 shares are issued and outstanding, and 10,000,000 shares of Preferred Stock, par value $.001 per share, of which 70,000 shares of Series A Voting Cumulative Convertible Preferred Stock (the "Series A Stock") and 550,000 shares of Series B Voting Cumulative Convertible Preferred Stock (the "Series B Stock" and, together with the Series A Stock, the "Convertible Preferred Stock") are issued and outstanding; and

  Whereas, REI-Nevada is a corporation duly organized and validly existing under the laws of the State of Nevada and has authorized capital stock consisting of 25,000,000 shares of Common Stock, par value $.001 per share ("REI-Nevada Common Stock"), of which 100 shares are issued and outstanding, and 10,000,000 shares of Preferred Stock, par value $.001 per share ("REI-Nevada Preferred Stock"), of which 70,000 shares have been designated as Series A Voting Cumulative Convertible Preferred Stock (the "REI-Nevada Series A Stock") and 550,000 shares have been designated as Series B Voting Cumulative Convertible Preferred Stock (the "REI-Nevada Series B Stock" and, together with the REI-Nevada Series A Stock, the "REI-Nevada Convertible Preferred Stock"), none of which shares is outstanding;

  Whereas, all of the outstanding REI-Nevada Common Stock is owned by REI-Delaware;

  Whereas, REI-Delaware and REI-Nevada desire to enter into this Agreement and Plan of Merger as a reorganization pursuant to Section 368(A)(1)(F) of the Internal Revenue Code of 1986, as amended; and

  Whereas, the Boards of Directors of each of REI-Delaware and REI-Nevada approved this Agreement and Plan of Merger and directed that it be submitted to their respective stockholders for adoption;

  Now, therefore, in consideration of the promises and the mutual agreements contained herein and in accordance with the laws of the States of Delaware and Nevada, the parties hereto agree that REI-Delaware shall be merged with and into REI-Nevada (the "Merger"), that REI-Nevada shall be the surviving corporation (the "Surviving Corporation") in the Merger, and that the terms and conditions of the Merger shall be as follows:

                                   ARTICLE I

                    Merger of REI-Delaware Into REI-Nevada

  Section 1.1 At the Effective Date (as defined below) of the Merger, REI-Delaware shall be merged with and into REI-Nevada, which shall be the Surviving Corporation, and REI-Nevada shall continue its corporate existence under the laws of the State of Nevada.

  Section 1.2 If the proposal to this Agreement and Plan of Merger is adopted by the affirmative vote of at least a majority of the votes entitled to be cast on such proposal by the holders of outstanding shares of Common Stock and Convertible Preferred Stock, voting as a single class, the Constituent Corporations shall as promptly as practicable execute and file with the Secretary of State of Delaware and the Secretary of State of Nevada a Certificate or Articles of Merger and such supporting documents as are required, and the date of such filing with such Secretaries of State shall be the effective date of the Merger and is hereafter referred to as the "Effective Date."

                                  ARTICLE II

                              Exchange of Shares

  Section 2.1

  (a) At the Effective Date, each outstanding share of Common Stock, by operation of the Merger, shall be converted into and become one share of REI-Nevada Common Stock.

  (b) At the Effective Date, each outstanding share of (i) the Series A Stock, by operation of the Merger, shall be converted into one share of the REI-Nevada Series A Stock, and (ii) the Series B Stock shall be converted into one share of REI-Nevada Series B Stock.

  (c) Following the consummation of the Merger, all rights with respect to the shares of Common Stock, Series A Stock, and Series B Stock, other than the foregoing right of the holders of the shares of Common Stock, Series A Stock, and Series B Stock to shares of REI-Nevada Common Stock, REI-Nevada Series A Stock, and REI-Nevada Series B Stock, respectively, shall forthwith cease to exist and all of the shares of Common Stock, Series A Stock, and Series B Stock, including shares held in treasury stock, shall be canceled and of no further force and effect.

  Section 2.2 At the Effective Date, each share of REI-Nevada Common Stock held by REI-Delaware immediately prior thereto shall be automatically canceled and retired without payment of any consideration therefor.

  Section 2.3 After the Effective Date, all of the outstanding certificates formerly representing shares of Common Stock, Series A Stock, and Series B Stock shall be deemed for all purposes to evidence only the same number of shares of REI-Nevada Common Stock, REI-Nevada Series A Stock, and REI-Nevada Series B Stock, respectively, as provided in Section 2.1.

  Section 2.5 At the Effective Date, any option or other right to acquire shares of Common Stock, Series A Stock, or Series B Stock that has not been exercised and has not lapsed shall, by operation of the Merger, be converted into and become, without any action on the part of the holder thereof, an option or right to acquire the identical number of shares of REI-Nevada Common Stock, REI-Nevada Series A Stock, or REI-Nevada Series B Stock, respectively.

  Section 2.6 The provisions of this Article II shall be subject to any dissenters' rights which the holders of Common Stock or Convertible Preferred Stock may have under applicable law.

                                  ARTICLE III

             Legal and Financial Aspects of Surviving Corporation

  Section 3.1 The Articles of Incorporation of REI-Nevada in effect on the Effective Date shall be the Articles of Incorporation of the Surviving Corporation following the Merger until amended as provided by law.

  Section 3.2 The By-laws of REI-Nevada in effect on the Effective Date shall be the By-laws of the Surviving Corporation until amended as provided by law.

  Section 3.3 As of the Effective Date, the directors and officers of REI-Delaware shall be the directors and officers of the Surviving Corporation following the Merger, until removed or replaced as provided by the Bylaws of the Surviving Corporation and shall replace all officers and directors that may have been elected and/or appointed for REI-Nevada.

                                  ARTICLE IV

                               Effects of Merger

  From the Effective Date, the Merger shall have the effects provided by Delaware and Nevada law. Without limiting the generality of the foregoing, upon the Effective Date, the separate existence of REI-Delaware shall cease, REI-Delaware shall be merged with and into REI-Nevada with as the Surviving Corporation, and the Surviving Corporation, without any further deed or action, shall possess all assets and property of every description, and every interest therein, wherever located, and all rights, privileges, immunities, powers, franchises, and authority (of a public as well as of a private nature), of each of the Constituent Corporations and all obligations belonging to or due each of the Constituent Corporations. Title to any real estate, or any interest therein, vested in each Constituent Corporation shall not revert or in any way be impaired by reason of the Merger. The Surviving Corporation shall be liable for all of the obligations of each Constituent Corporation. Any claim existing, or action or proceeding pending, by or against either Constituent Corporation may be prosecuted to judgment, with right of appeal, as if the Merger had not taken place or the Surviving Corporation may be substituted in the place of such Constituent Corporation. All rights of creditors of each Constituent Corporation shall be preserved unimpaired, and all liens upon the property of either Constituent Corporation shall be preserved unimpaired, but only on the property affected by such liens immediately before the Effective Date. Whenever a conveyance, assignment, transfer, deed, or other instrument or act is necessary to vest property or rights in the Surviving Corporation, the officers of the respective Constituent Corporations shall execute, acknowledge, and deliver such instruments and do such acts. For such purposes, the existence of the Constituent Corporations and the authority of their respective officers are continued, notwithstanding the Merger.

                                   ARTICLE V

            Conditions Precedent to the Effectiveness of the Merger

  The obligations of the parties to this Agreement and Plan of Merger are subject to the fulfillment and satisfaction, at or prior to the Effective Date, of each of the following conditions:

  Section 5.1 All actions required by law to have been taken by the Board of Directors and stockholders of the Constituent Corporations shall have been duly and validly taken.

  Section 5.2 REI-Nevada shall have received approval of the listing of the REI-Nevada Stock for quotation on The Nasdaq National Market and the listing of the REI-Nevada Common Stock for trading on the Philadelphia Stock Exchange.

  Section 5.3 No holder of Convertible Preferred Stock shall have exercised or sought to exercise its rights under Section 262 of the Delaware General Corporation Law.

                                  ARTICLE VI

                                 Miscellaneous

  Section 6.1 This Agreement and Plan of Merger may be terminated by the Board of Directors of REI-Delaware and the Merger abandoned at any time prior to the Effective Date whether before or after submission to or approval by the stockholder of the Constituent Corporations.

  Section 6.2 Any provision of this Agreement and Plan of Merger may be waived at any time by the party which is, or whose stockholders are, entitled to the benefits thereof and this Agreement and Plan of Merger may be amended or supplemented at any time prior to the Effective Date by the Board of Directors of the Constituent Corporations. After approval hereof by the stockholders of REI-Delaware, no amendment shall be made which (a) alters or changes the amount or kind of shares of REI-Nevada to be received on conversion of shares of Common Stock, Series A Stock, or Series B Stock as provided in Section 2.1 hereof, (b) alters or changes any term of the Articles of Incorporation of the Surviving Corporation to be effected by the Merger as provided in Section 3.1 hereof, or (c) alters or changes any of the terms and conditions of this Agreement and Plan of Merger if such alteration or change would adversely affect the rights of stockholders of REI-Delaware, without the further approval of such stockholders.

  Section 6.3 This Agreement and Plan of Merger shall be governed by and interpreted in accordance with the laws of the State of Nevada, except that the laws of the State of Delaware with respect to REI-Delaware consummating the Merger shall apply to REI-Delaware.

  Section 6.4 This Agreement and Plan of Merger may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall together constitute one and the same agreement.

  [End of page]

  In Witness Whereof, the parties hereto have caused this Agreement and Plan of Merger to be executed as of the date first stated above by their duly authorized officers.

                                          Reading Entertainment, Inc.
                                            a Delaware Corporation

                                                  /s/ Robert F. Smerling
                                          By: _________________________________
                                               Robert F. Smerling, President

                                          Reading Entertainment, Inc.
                                            a Nevada Corporation

                                                   /s/ S. Craig Tompkins
                                          By: _________________________________
                                               S. Craig Tompkins, President

                                                                      Exhibit D

              Section 262 of the Delaware General Corporation Law

  (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to sec. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

  (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to sec. 251 (other than a merger effected pursuant to sec. 251(g) of this title), sec. 252, sec. 254, sec. 257, sec. 258, sec. 263 or sec. 264 of this title:

    (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of sec. 251 of this title.

    (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to sec. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

      a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

      b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

      c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

      d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

    (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under sec. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

  (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

  (d) Appraisal rights shall be perfected as follows:

    (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

    (2) If the merger or consolidation was approved pursuant to sec. 228 or sec. 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either
  (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

  (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

  (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

  (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

  (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

  (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

  (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

  (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

  (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                        PROMPTLY COMPLETE AND RETURN THE
                      PROXY/VOTING INSTRUCTION FORM BELOW
                            IN THE ENVELOPE PROVIDED

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


               PROXY/VOTING INSTRUCTION CARD
                READING ENTERTAINMENT, INC.

     The undersigned hereby appoints James J. Cotter,
    S. Craig Tompkins and Robert F. Smerling and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Reading Entertainment, Inc. (the
    "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 9:00 a.m., prevailing time, at the Four Seasons Hotel, 300 South Doheny
    Drive, Los Angeles, California for the following purposes and any adjournment thereof, as follows:
     1. Election of Directors (Mark only one box)

      [_] Vote FOR all nominees listed below.
                                  [_] Vote WITHHELD from all nominees.
       (except as marked to the contrary below).

    INSTRUCTION: To withhold authority to vote for any
       individual nominee, strike a line through the nominee's name in the following list:

       James J. Cotter, Scott A. Braly, Robert F. Loeffler, Kenneth S. McCormick, Robert F. Smerling and S. Craig Tompkins.

     2. Proposal to approve the merger agreement between the Company and Reading Entertainment, Inc., a Nevada corporation.

      [_] Vote FOR    [_] Vote AGAINST[_] ABSTAIN

     3. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

           (continued, and to be signed, on other side)

            PROMPTLY COMPLETE AND RETURN THE
           PROXY/VOTING INSTRUCTION FORM BELOW
                IN THE ENVELOPE PROVIDED

        Carefully fold & detach along perforation
--------------------------------------------------------------------------------


               (continued from other side)
  THIS PROXY WILL BE VOTED AS SPECIFIED. IF A CHOICE
  IS NOT SPECIFIED, THIS PROXY WILL BE VOTED FOR THE
  NOMINEES FOR DIRECTOR AND FOR EACH OF THE ABOVE
  PROPOSALS.
  THIS PROXY SHOULD BE DATED, SIGNED BY THE
  SHAREHOLDER EXACTLY AS SUCH STOCKHOLDER'S NAME
  APPEARS ON SUCH STOCKHOLDER'S STOCK CERTIFICATE AND
  RETURNED PROMPTLY.

            -


  PLEASE SIGN, DATE, DETACH AND RETURN THIS PROXY,
  USING THE ENCLOSED POSTAGE PREPAID REPLY ENVELOPE.

                   Dated ______ SIGN HERE ___________
                   When signing as attorney,
                   executor, administrator, trustee
                   or guardian, please give full
                   title as such. If the signer is a
                   corporation, sign the full
                   corporate name by duly authorized
                   officer.

[LOGO OF READING ENTERTAINMENT]
        James J. Cotter
               Chairman

November 17, 1999

Dear Stockholder:

   Accompanying this letter are the proxy materials for our Annual Meeting, currently scheduled for 9:00 a.m., Friday, December 17th 1999, at the Four Seasons Hotel in Beverly Hills, California. The proxy materials this year are unusually lengthy due to the inclusion of a proposal to reincorporate the Company in Nevada. Reincorporation in Nevada will save the Company approximately $150,000 each year. The reincorporation transaction, and the reasons for the transaction, are described in detail in the proxy materials. I urge you to review those materials carefully, and to return your vote in favor of the transaction.

   During the past year, we have focused primarily on building out our multiplex cinema chain in Australia and New Zealand. We now have six state of the art cinemas in Australia (1 fee and 5 leaseholds) with 31 screens. Another 40 screens, at four cinemas, will be open for business in time for this Holiday Season, or shortly thereafter. At present, all of the theaters in which we have capital invested are performing better than projected, yielding between 20 and 25 percent on our investment, on an unleveraged basis. We are hopeful that this will continue with the new theaters, but anticipate lower returns on our fee properties, at least until they have been appropriately leveraged. At September 30, 1999, the Company had only approximately $8 million in notes payable, representing less than 5% of the aggregate book value of its assets.

   We have begun development of two major entertainment complexes (both fee properties) in Australia that should be completed by the end of 2000. These will represent 22 screens initially, with a capacity to add 4 more. We also anticipate opening two additional multiplexes, consisting of 14 screens, in the year 2000. Thus by the end of next year, we should have 107 screens in Australia and will be working to complete another 50 plus screens over the following year or so.

   Most of the development in the next couple of years will be on fee owned properties and will include retail entertainment tenancies. The Company's largest property, comprising about 50 plus acres and located in the heart of residential Melbourne, will eventually be developed, but without a cinema complex. I believe this property has likely appreciated about 75% since we put the assemblage together at the end of 1995, and that it will eventually be a very good long term asset for the Company, notwithstanding its lack of a cinema component. Thus, by the end of this year, we will have major entertainment properties up and running in Perth, Brisbane, Sydney and Melbourne, making Reading a major cinema player in Australia.

   In New Zealand, we have 13 screens in a 50/50 joint venture with an experienced New Zealand exhibitor. In addition, we have two major real estate holdings. We have a 16 plus acre parcel in south Auckland, which I feel we can reasonably augment through the purchase of additional adjacent properties. We also have a 100,000 square foot parcel, bounded by two major streets and abutting an eight story, 1,180 space, garage (also owned by the Company), in the center of Wellington. This location is in the heart of the entertainment district in Wellington, the country's capital city, and holds a permit for a 12 screen complex and a retail component.

   Elsewhere, we opened a 12 screen cinema in New Jersey in August and will have a new 12 screen cinema in Puerto Rico ready for the Holiday Season. Accordingly, by the end of the year, or shortly thereafter, we should have 26 multiplex cinemas, comprising 178 screens in operation, as compared to 17 multiplex cinemas with 96 Reading Entertainment, Inc.
         Office of the Chairman of the Board
         120 N. Robertson Boulevard
         Los Angeles, CA 90048
screens at the end of 1998. Our average screen count will increase from 5.64 screens per cinema to 6.85 screens per cinema. All of these new cinemas are in film zones not currently serviced by the Company and, accordingly, should not adversely affect admissions at any of our existing cinemas.

   In recent periods, we have experienced a large cash outflow and have sustained operating losses as we acquired land to develop our off-shore cinemas and entertainment centers. By the end of the first quarter next year, we will have deployed all of our cash reserves into Australia and should be in a positive cash flow position. It is anticipated that our future cash requirements for Australia, will be met by a A$75,000,000 credit facility presently being negotiated in Australia. It must be kept in mind that the Company has made a substantial investment in land that is held for development, none of which is currently expected to generate material cash flow until after the year 2000.

   We have this quarter announced a large write-down with respect to our operation in Puerto Rico. Generally speaking, we have not been pleased with the way in which the Puerto Rican market has developed. Due principally to competitive activities in that market, Puerto Rico has become overbuilt and we do not see the market as an attractive one. Thus we do not presently intend to invest additional capital over what has already been committed to in Puerto Rico. The Company would be amenable to selling its assets in Puerto Rico and redeploying the proceeds to higher yielding opportunities. Taking into account the write-down, the Company currently has an investment of approximately $11.4 million in Puerto Rico.

   Domestically, the Company has continued to pursue discreet opportunities for cinema development. However, with certain limited exceptions--for example in the Manhattan market where the Company owns the Angelika Film Center--the Company has not found opportunities offering, in my view, as good an opportunity for long term return as the investments currently available to us in Australia and New Zealand. Generally speaking, the US markets are presently, or are fast becoming, overbuilt. As reflected in the recent performance of certain public cinema companies, the capital expended domestically on new cinemas over the past few years has typically not produced reasonable growth in earnings or EBITDA. Accordingly, it is likely that the Company will focus its efforts and capital more in Australia and New Zealand and less on the United States in the near term.

   Over the past several years, we have, in my view, expanded quite rapidly for a company of our size. We have focused our attention on investing our capital resources in good long term assets, and improving the gross revenue line. In the year ahead, we are committed to improving our operating capabilities and efficiencies. To begin, we will move our main financial function to Los Angeles which will allow us to be more, rather than less, centralized and more focused on developing and maintaining a cost efficient structure. In this last year, we retained Deloitte & Touche, who has been the auditor at our affiliate, Citadel Holding Corporation, for more than the past decade, to audit all of the companies in the Reading group of companies--Craig Corporation, Citadel Holding Corporation and Reading. Previously, this work was split between two firms. At our upcoming meeting in December, you will have an opportunity to meet our new auditors, three new Los Angeles based Directors, and our new Chief Administrative Officer, who will also serve as the Chief Financial Officer of Craig and Citadel.

   In summation, I am pleased with the progress made in Australia and New Zealand and believe we have a number of very good projects in the pipeline. We have a full management team resident in Australia, all of our cinemas are state of the art and, generally speaking, doing very well. We are putting in a new credit facility to fund the ongoing development on our various real estate projects. Unfortunately, the over building in the US market has cast a negative aura over the exhibition industry in recent periods, and that taint will likely stay with us for awhile. Exhibition companies that were born out of the booming financial markets, or which are burdened with a larger percentage of obsolete leasehold cinemas will, I believe, experience serious adjustment. However, this situation may provide the least leveraged among the established exhibition companies with opportunity domestically. Our vision is for there, ultimately, to be essentially two companies in the Reading group, one international and the other domestic: both principally entertainment and real estate based companies. Reading would focus on the international markets and Citadel on the domestic market.

   The new millennium will usher in change for Reading and its stockholders; a more defined structure, a positive cash flow and, hopefully, an enhanced stock price. As I think most of you know, as the largest stockholder in Craig Corporation, I am indirectly the largest single stockholder in the Company, and as I have often said: we are all in the same investment boat. I want to thank you for your continuing patience.

   Very truly yours,

   James J. Cotter
   Chairman of the Board

   From time to time, the Company or its representatives have made or may make forward-looking statements, orally or in writing, including those contained herein. Such forward-looking statements may be included in, without limitation, reports to stockholders, press releases, oral statements made with the approval of an authorized executive officer of the Company and filings with the Securities and Exchange Commission. The words or phrases "anticipates," "expects," "will continue," "estimates," "projects," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The results contemplated by the Company's forward-looking statements are subject to certain risks, trends, and uncertainties that could cause actual results to vary materially from anticipated results, including without limitation, delays in obtaining leases and permits for new multiplex locations, construction risks and delays, the lack of strong film product, the impact of competition, market and other risks associated with the Company's investment activities and other factors described herein.

[LOGO]     READING
           ENTERTAINMENT


Dear Stockholder:

     Our records indicate that you hold stock certificates which formerly represented shares of Common Stock and/or Class A Common Stock of Reading Company. Under the terms of the October 1996 holding company reorganization, those shares were converted into the right to receive an equal number of shares of Common Stock of Reading Entertainment, Inc.

     To be entitled to vote those shares of Reading Entertainment, under the terms of the reorganization, and as was discussed in the proxy statement relating to the reorganization, you must surrender the Reading Company stock certificates to be exchanged for new certificates representing Reading Entertainment shares. Additionally, holders of Reading Company stock certificates are not entitled to receive any dividends that may be declared, nor may they trade shares, as the certificates they hold are not marketable. Finally, continued lack of communication and of compliance with the compulsory reorganization exchange of your stockholding will eventually result in the escheatment of your stock to your home state government.

     A letter of transmittal and instructions for delivering your Reading Company certificates were previously sent to you. For your convenience, a letter of transmittal and instructions are also enclosed with this letter, along with a return envelope.

     If you wish your proxy to be counted at the Annual Meeting, please complete the letter of transmittal and deliver it, together with your Reading Company certificates and your proxy, to Norwest Bank Minnesota, N.A., Shareowner Services Dept., the transfer agent for the Reading Entertainment Common Stock, as described in the letter of transmittal.

     Signed proxies which are accompanied by properly completed letters of transmittal and Reading Company stock certificates and are received by the transfer agent prior to the Annual Meeting will be counted at the Annual Meeting. Proxies which are not accompanied by those documents will not be counted.

     If you have lost your Reading Company stock certificates, or they have been stolen or destroyed, or if you have previously surrendered your Reading Company stock certificates and believe our records are in error, please contact Norwest at (800) 468-9716 for instructions on receiving replacement certificates. If you have any questions regarding the procedure for surrendering Reading Company certificates and receiving Reading Entertainment certificates, you may contact Norwest at the same toll free-number.

                                                     Reading Entertainment, Inc.

                             Letter of Transmittal
               To accompany certificates formerly representing
                shares of Common Stock or Class A Common Stock
                                      of

                                READING COMPANY

  This Letter of Transmittal should be completed (both sides), signed and submitted, together with your certificates formerly representing shares of Common Stock or Class A Common Stock of Reading Company to:

               The Transfer Agent, Norwest Bank Minnesota, N.A.

                            For information please
                              call 1-800-468-9716

               By Mail:                     By hand or Overnight Courier:
     Norwest Bank Minnesota, N.A.           Norwest Bank Minnesota, N.A.
       Attn: Shareowner Services              Attn: Shareowner Services
            P.O. Box 64858                      Reorganization Dept.
        St. Paul, MN 55164-9858              161 North Concord Exchange
                                              South St. Paul, MN 55075
                              (See instruction 2)

------------------------------------------------------------------------------------------
                        DESCRIPTION OF SHARES ENCLOSED
------------------------------------------------------------------------------------------

  Name and address of Registered Holder(s)
(Please fill in exactly as appears on                   Certificate(s) Enclosed
certificate(s) surrendered) (See instruction 3)   (Attach additional list if necessary)
-------------------------------------------------------------------------------------------
                                                                              Class
                                                                 Number      of Shares
                                                                of Shares    (Common or
                                              Certificate     Represented by  Class A
                                               Number(s)      Certificate(s)  Common)
                                            -----------------------------------------------
                                            ----------------  ---------------  ------------
                                            ----------------  ---------------  ------------
                                            ----------------  ---------------  ------------
                                            ----------------  ---------------  ------------
                                            ----------------  ---------------  ------------
                                             Total Shares:
-------------------------------------------------------------------------------------------

Gentlemen:

  At the Annual Meeting of Shareholders of Reading Company ("Reading") held on October 15, 1996, shareholders of Reading approved and adopted an Agreement and Plan of Merger, dated September 4, 1996 (the "Merger Agreement"), among Reading, Reading Entertainment, Inc. ("Reading Entertainment"), and a wholly-owned subsidiary of Reading Entertainment, providing for the merger (the "Merger") of such subsidiary with and into Reading. The Merger has been consummated, and, in connection therewith, the undersigned surrenders the enclosed certificate(s), which prior to the Merger represented shares of Common Stock, par value $.01 per share, or Class A Common Stock, par value $.01 per share (in either case, the "Reading Common Stock"), in exchange for an equal number of shares of the Common Stock, par value $.001 per share (the "Reading Entertainment Common Stock"), of Reading Entertainment. The undersigned acknowledges receipt of the Proxy Statement and Prospectus, dated October 4, 1996 (the "Proxy Statement"), relating to the Annual Meetings of Shareholders.

  The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to submit, sell, assign, and transfer the enclosed certificate(s) and the shares represented by such certificates (the "Shares"),
(ii) the Shares are free and clear of all liens, claims, and encumbrances, and
(iii) the undersigned acknowledges and agrees that the Reading Entertainment Common Stock is subject to certain restrictions on transfer, as set forth in Reading Entertainment's Certificate of Incorporation, as amended. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The undersigned acknowledges that submission of the certificate(s) for Shares listed above, and the delivery by the Transfer Agent in exchange for such Shares of shares of Reading Entertainment Common Stock, are subject to the terms, conditions, and limitations set forth in the Proxy Statement and in the Merger Agreement, which is included as an Exhibit to the Proxy Statement, and in the Instructions on the reverse hereof.

  Unless otherwise indicated in the box entitled "SPECIAL TRANSFER INSTRUCTIONS," please issue all certificates for shares of Reading Entertainment Common Stock in the name of the registered holder(s) of the certificates surrendered. Unless otherwise indicated in the box entitled "SPECIAL DELIVERY INSTRUCTIONS," please deliver all certificates for shares of Reading Entertainment Common Stock to the person to whom they are issued at the address shown above or, if the box entitled "SPECIAL TRANSFER INSTRUCTIONS" is completed, to the name and address therein indicated.

__________________________________       _______________________________________
   SPECIAL TRANSFER INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
   (See Instructions 1, 5 and 6)              (See Instructions 1, 5 and 6)


 To be completed ONLY if                    To be completed ONLY if
 certificates for shares of Reading         certificates for shares of Reading
 Entertainment Common Stock are to          Entertainment Common Stock are to
 be issued in the name(s) of                be delivered to the registered
 someone other than the registered          holder(s) at an address other
 holder(s) of the certificate(s)            than that appearing under
 surrendered. Certificates will be          "DESCRIPTION OF SHARES ENCLOSED" or,
 delivered to the name and address          if the box under "SPECIAL TRANSFER
 indicated below unless the box             INSTRUCTIONS" is filled in, to a
 under "SPECIAL DELIVERY                    name and address other than
 INSTRUCTIONS" is filled in.                the name and address appearing
                                            therein.
 Issue certificates and deliver
 certificates and checks to:
                                            Deliver checks to:

 Name _____________________________         Name _____________________________
           (Please Print)                               (Please Print)
 Address __________________________         Address __________________________
 __________________________________         __________________________________
         (Include Zip Code)                             (Include Zip Code)

__________________________________       _______________________________________

 ____________________________________________________________________________
                                   SIGN HERE

 Under the penalties of perjury, I certify that the taxpayer identification or social security number written in below is true, correct, and complete.
 ____________________________________________________________________________

 ----------------------------------------------------------------------------
           (Signature(s) of Registered Holder(s) or Authorized Agent)
 Dated _______________________________________________________________ , 199

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holder(s) by certificates or documents transmitted herewith. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other acting in a fiduciary capacity, please set forth full title.) (See Instruction 4.)

 Name(s) ____________________________________________________________________

 ----------------------------------------------------------------------------
                                 (Please Print)
 Address ____________________________________________________________________

 ----------------------------------------------------------------------------
                               (Include Zip Code)
 Telephone Number ___________________________________________________________
                              (Include Area Code))

 ----------------------------------------------------------------------------
                  (Tax Identification or Social Security No.)

 NOTE: FAILURE TO FILL IN THE FOREGOING LINE WILL RESULT IN BACKUP WITHHOLDING OF PAYMENTS DUE TO YOU. (SEE INSTRUCTION 7.)

                           Guarantee of Signature(s)
                              (See Instructions 1)
 Name of Firm _______________________________________________________________
                                 (Please Print)

 Title of Officer Signing this Guarantee ____________________________________

 Address of Guaranteeing Firm _______________________________________________

          PLEASE READ CAREFULLY THE INSTRUCTIONS ON THE REVERSE HEREOF
 ____________________________________________________________________________

                                 INSTRUCTIONS

  1. Guaranty of Signatures. Signatures on each Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (an "Eligible Institution"), except in cases where Shares are surrendered (i) by a registered holder of Shares who has not completed either the box entitled "SPECIAL TRANSFER INSTRUCTIONS" or the box entitled "SPECIAL DELIVERY INSTRUCTIONS" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 4.

  2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal, properly completed and duly executed, together with the certificate(s) for Shares described on the face hereof and all other required documents, must be delivered to the address set forth on the face hereof. A return envelope addressed to the Transfer Agent is enclosed for convenience.

  The method of delivery of certificate(s) for Shares and all other required documents is at the election and risk of the owner, but if sent by mail, it is recommended that registered mail be used, with return receipt requested.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and number of Shares should be listed on a separate schedule attached hereto.

  4. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder of the certificate(s) surrendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any alteration or change whatsoever.

  If the certificate(s) surrendered hereby is (are) owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any surrendered Shares are registered in different names on several certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  When this Letter of Transmittal is signed by the registered holder(s) of the certificate(s) listed and surrendered hereby, no endorsements of certificates or separate stock powers are required.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, such person's signature must be guaranteed by an Eligible Institution and such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the certificate(s). If such certificate(s) have been transferred by the registered holder(s), the signature(s) on this Letter of Transmittal must correspond exactly with the name(s) of the last transferee(s) endorsed on such certificate(s) or indicated on the accompanying stock powers. Signatures on such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any certificate or stock power is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers or corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence, satisfactory to the Transfer Agent, of their authority to so act must be submitted.

  5. Stock Transfer Taxes. If certificates for shares of Reading Entertainment Common Stock are to be issued to any person other than the registered holder of the surrendered certificates, or if surrendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be required to be paid unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

  Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

  6. Special Transfer and Special Delivery Instructions. Indicate in the box entitled "SPECIAL TRANSFER INSTRUCTIONS" the name and address of the person in whose name certificates for shares of Reading Entertainment Common Stock are to be issued, if different from the name and address appearing under "DESCRIPTION OF SHARES ENCLOSED." Indicate in the box entitled "SPECIAL DELIVERY INSTRUCTIONS" the name and address to which the certificates for shares of Reading Entertainment Common Stock are to be delivered, if different from the name and address of the person(s) signing this Letter of Transmittal or, if the box entitled "SPECIAL TRANSFER INSTRUCTIONS" is filled in, if different from the name and address indicated therein.

  7. Taxpayer Identification Numbers and Backup Withholding. Under the federal income tax law, you are subject to certain penalties as well as withholding of tax at a 20% rate if you have not provided us with your current social security number or other taxpayer identification number. Please read this notice carefully and complete the information below.

  Certain stockholders (including, among others, certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Transfer Agent.

  If backup withholding applies, a payor is required to withhold 20% of payments made to you. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the Internal Revenue Service. Stockholders who have questions about their status under the law should contact their attorneys, tax advisors, or the Internal Revenue Service.

  8. Mutilated, Lost, Stolen, or Destroyed Certificate(s). If a certificate or certificates representing Shares has been mutilated, lost, stolen, or destroyed, you should contact the Transfer Agent at (302) 651-1424 for instructions as to obtaining the surety bond which must be delivered.

  9. Additional Copies. Additional copies of this Letter of Transmittal may be obtained from the Transfer Agent at the address listed on the face hereof.

  10. Assistance in Preparation of this Form. Questions and requests for assistance in completing and signing this Letter of Transmittal may be directed to the Transfer Agent at (302) 651-1424.

  11. Timing of Transfers by the Transfer Agent. The Transfer Agent will deliver certificates for Reading Entertainment Common Stock to or at the direction of the registered holder(s) of the certificates listed and surrendered hereby as promptly as practicable following the receipt by the Exchange Agent, at the address set forth on the face hereof, of this Letter of Transmittal, properly completed and duly executed, together with the certificate(s) for Shares described on the face hereof and all other required documents.

________________________________________________________________________________
                       PAYOR: READING ENTERTAINMENT, INC.
--------------------------------------------------------------------------------

 SUBSTITUTE              Part 1: PLEASE PROVIDE YOUR TIN   Social Security Number
 Form W-9                IN THE BOX AT RIGHT AND CERTIFY            or
 Department of           BY SIGNING AND DATING BELOW       Employee Identification
 the Treasury                                                      Number
 Internal                                                  ________________________
 Revenue Service        --------------------------------------------------------

                         Part 2: AWAITING TIN [_]

                        --------------------------------------------------------

                         Part 3: FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

                        --------------------------------------------------------
 Payor's Request for     Certification--Under penalties of perjury, I certify
 Taxpayer Identification that: (1) the number shown on this form is my correct
 Number (TIN)            Taxpayer Identification Number (or I am waiting for a
                         number to be issued to me), and (2) I am not subject to backup withholding either because I have not been noti-fied by the Internal Revenue Service (IRS) that I am sub-ject to backup withholding as a result of failure to re-port all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and (3) If I have not provided a Taxpayer
                         Identification Num-ber and have checked Part 2
                         (awaiting TIN), a Taxpayer Identification Number has not been issued to me, I mailed or delivered an application to receive a Taxpayer Identi-fication
                         Number to the appropriate IRS service center or Social
                         Security Administration office (or I intend to mail or deliver an application in the near future) and I understand that, if I do not provide a Taxpayer
                         Identifi-cation Number to the payor within 60 days, the payor is required to withhold 20% of all reportable payments thereafter made to me until I provide a number.

                         Certification instructions--You must cross out item (2) above if you have been notified by IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by IRS that you are subject to backup withholding you receive another notification from IRS that you are no longer subject to backup withholding, do not cross out
                         Item (2).

                         -------------------------------------------------------

                         Signature ______________________________ Date _________

                         Address _______________________________________________

                         _______________________________________________________